ANNUAL REPORT   NOVEMBER 30, 2000

Prudential
Financial Services Fund

Fund Type Stock
Objective Long-term capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Financial Services Fund seeks to achieve long-term capital appreciation by investing primarily in securities of companies in the banking and financial services industries. The Fund is divided into two approximately equal portfolios.
The enhanced index portfolio consists of securities selected from those in the benchmark Standard &
Poor's SuperComposite 1500 Financials Index (S&P SC
Financials Index). Quantitative models are used to create a sample that is representative of the likelihood of performing better than the benchmark.
The strategically managed portfolio invests in a relatively small number of securities in which the management team has the highest confidence. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 11/30/00
35.2% Insurance
28.9  Banks
27.4  Financial Services
 3.2  Savings & Loans
 1.4  Miscellaneous
 3.9  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 11/30/00
5.4% Citigroup, Inc.
     Financial Services-Diversified

5.1  American Int'l Group Inc.
     Insurance-Multi-line

3.6  USA Education, Inc.
     Financial Companies

3.4  Allstate Corp.
     Insurance-Multi-line

2.9  Bank of America Corp.
     Banks-Major

2.8  Freddie Mac
     Financial Companies

2.7  FleetBoston Financial Corp.
     Banks-Major

2.7  Chase Manhattan Corp.
     Banks-Major

2.6  John Hancock Financial Services Inc.
     Insurance-Life

2.4  Torchmark Corp.
     Insurance-Accident & Health

Holdings are subject to change.

         www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1      As of 11/30/00

                                 One      Since
                                Year    Inception2
Class A                        18.80%     11.20%
Class B                        17.90      10.00
Class C                        17.90      10.00
Class Z                        19.10      11.60
Lipper Financial Services
Fund Avg.3                     12.22       N/A

Average Annual Total Returns1        As of 12/31/00

                                 One      Since
                                Year    Inception2
Class A                        28.14%     11.63%
Class B                        28.77      12.12
Class C                        31.43      13.23
Class Z                        35.19      15.76

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 Lipper average returns are for all funds in each share class for the one-year and since inception periods in the Financial Services Fund category.
The Lipper average is unmanaged. Financial Services funds invest at least 65% of their assets in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms.

(LOGO)             January 16, 2001

DEAR SHAREHOLDER,
The 12-month reporting period ended November 30,
2000 presented a very uneven environment for investing in financial stocks. Early in the period, interest rates were rising and investors' attention was focused on technology stocks. Financial stocks performed poorly.
Early in March, however, there was a sharp reversal, as investors began to believe that the U.S. economy would slow and interest rates would begin to decline. Almost simultaneously, technology stocks began to fall and financials began to rise. This trend continued through September when stock market uncertainty affected the financial sector as well.

Over this period, our benchmark S&P SC Financials
Index returned a respectable 12.66% and the Lipper
Average was 12.22%. The Fund strongly outperformed both of these benchmarks, generating an 18.80% return--12.86% to those paying the maximum one-time
Class A share sales charge. More specifically, the enhanced index portfolio of the Fund modestly outperformed the S&P Index, while the strategically managed portfolio provided the larger part of the Fund's return. The strategically managed portfolio's focus on insurance companies and its relative underweighting of large banks were the foundation of its strong performance.

Although many observers felt that telecommunications and technology stocks had become overpriced early in the period, the timing and swiftness of the change in market favor could not have been predicted. Sectors will move in and out of favor over time, so Prudential recommends that investors have a diversified portfolio of funds or stocks to dilute the impact of these changes.

Sincerely,

David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Financial Services Fund

Prudential Financial Services Fund

   Annual Report     November 30, 2000

INVESTMENT ADVISER'S REPORT

Investors in financial stocks needed strong nerves over the 12 months ended November 30, 2000. From the beginning of the period through March 8, our benchmark Index declined 19%. This represented an excellent buying opportunity. Good companies were priced well below their historical norms in relation to the overall market. Then signs of a slowing economy appeared. The earnings growth of the hot technology companies and also of cyclical companies (those whose earnings are particularly sensitive to the economic cycle) came into question, so the stable or rising earnings of insurance companies looked increasingly attractive. Many investors moved to these stocks for safety.

The enhanced index portfolio of our Fund had a slight edge on the return of the S&P SC Financials
Index, primarily from its overweighting of two property/casualty companies: Everest Re Group and Old Republic International. Although the portfolio's holdings of each were well below 1% of its investments, they were about four times the stocks' weightings in the Index, and both companies more than doubled in price over the period. The portfolio's slight underweighting of investment banks also contributed to its relative strength, as the investment industry was among the weakest in the sector over the 12 months as a whole. The major banks performed even worse, with a negative average return over the period. Although the portfolio had underweighted these banks, the contribution this made to its comparative performance was more than offset by the lower average return on its holdings compared to the Index.

THE INSURANCE STORY
In the past, we de-emphasized insurance companies
in our strategically managed portfolio. Pricing in
the important property/casualty business had been
declining for 10 to 12 years, and shares had become
very inexpensive. We anticipated that investors
would begin to notice an improvement in insurance
pricing that began during the period. Over the
course of the period,
                                    3

Prudential Financial Services Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 11/30/00
-------------------------------------------------------------
6.7% USA Education, Inc./Financial Companies
     USA Education, formerly SLM Holding, is the parent of the Student Loan Marketing Association (Sallie
     Mae).  It serves the student loan market with
     funding and operational support. Its share prices fell as interest rates rose, and concerns developed about the future direction of federal student loan programs. We saw this as a buying opportunity;
     we believe lending to U.S. students has a long future.

5.1% Allstate Corp./Insurance-Multi-line
     An improvement in auto insurance rates is helping
     Allstate, which is a major player in
     that sector. The outlook for future pricing in auto insurance also is good. Allstate is reorganizing to better align its structure with newly developing distribution channels centered on the Internet.

5.1% John Hancock Financial Services, Inc./Insurance-Life
     Hancock is among the fastest-growing companies in the life insurance industry and among those generating the highest returns. Investors have priced stocks in the entire industry inexpensively when the earnings of these companies are compared to those in the overall stock market. We expect at least some of this undervaluation to correct. We think Hancock's earnings will increase by 12% to 14% a year.

4.2% Torchmark Corp./Insurance-Accident & Health
     Torchmark is an insurance and financial services holding company. It reached our price target after the end of our reporting period, and we took our profits on it.

3.9% FleetBoston Financial Corp./Banks-Major
     FleetBoston Corporation provides commercial, investment, and internet banking services in the United States and in other countries around the world as well as internet banking. The company also provides investment management services for individuals and institutional clients.

Five Largest Holdings--Enhanced Index Portfolio	As of 11/30/00

                                     Industry               % of Total [ZW]
Enhanced          % of S&P SC
Security                               Group                 Index Market [ZW]
Value        Financials Index*
                                                            [ZW]
Citigroup, Inc.            Financial Services-Diversified          [ZW]
11.4%                    11.4%
American Int'l Group Inc.     Insurance-Multi-line                 [ZW]
10.7%                    11.5%
Fannie Mae                     Financial Companies                  [ZW]
3.7%                     4.0%
Wells Fargo & Co.                  Banks-Major                      [ZW]
3.7%                     4.0%
American Express Co.       Financial Services-Diversified           [ZW]
3.4%                     3.7%

  *Source: Standard & Poor's, based on data retrieved by Factset.

Holdings are subject to change.

                  www.prudential.com  (800) 225-1852

Annual Report     November 30, 2000

it became increasingly obvious that insurance company earnings would improve. Moreover, while this was happening, the slowing economy cast doubts on the optimistic earnings growth projections in other sectors. This increased the attractiveness of insurance stocks.

We added Allstate Corp. (multi-line), XL Capital
Ltd. (property and casualty), and John Hancock
Financial Services (life)--a diversified trio of large insurance companies (see Comments on Largest
Holdings). These three were the largest
contributors to our return for the period, with all three approximately doubling in price. Industrial-
Alliance Life was a somewhat smaller holding that had a similar gain.

Two more specialized insurance companies--Fidelity
National Financial and Cigna--also made substantial contributions to our performance. Fidelity National
Financial, a mortgage insurer, continued to benefit from the strong housing market. Cigna, a health insurer, more than doubled, and we took our profits.

LENDERS
Some of our largest positions at the beginning of the period were credit card issuers, including
Capital One, Providian, and MBNA. Probably because investors were anticipating earnings declines in the rising interest-rate environment early in the period, shares in all three of these banks fell significantly. However, as it became more likely that interest rates had peaked for this cycle, they bounced back. We sold our holdings gradually over the latter part of the reporting period, primarily into this strong market. Consequently, these three were among the larger contributors to the portfolio's return over the period. After period-end, Capital One, Providian, and MBNA were no longer represented in the portfolio.

One very specialized lender also provided a boost to our return. USA Education serves the student loan market (see Comments on Largest Holdings). It was among our largest holdings at mid-period, and rebounded sharply through the second half of our reporting period.

Prudential Financial Services Fund

Annual Report     November 30, 2000

Several holdings were sold at losses. For example, we sold Hanvit, a Korean bank that owned a substantial part of Daewoo. It was the largest detractor from our return. Another example was U.S.
Bancorp, which specializes in the low-growth business of corporate trust services.

LOOKING AHEAD
Companies that dominate the capital markets, investment banks, and money-center banks had exceptionally good earnings last year. Against this baseline, they will have great difficulty showing any earnings growth should the U.S. economy slow significantly. We have underweighted these groups and focused on insurers. However, the pace of economic activity was quite volatile in 2000, and it is not unlikely that either tax cuts or lower interest rates will provide any stimulus to growth in 2001. We're prepared to shift our focus as the situation develops.

Prudential Financial Services Fund Management Team

Prudential Financial Services Fund

Annual Report     November 30, 2000

Financial

	Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note [ZW]
1)
                                                                    [ZW]
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Common Stocks
-------------------------------------------------------------------------------------
Banks - Major  23.8%
     114,800   Bank of America Corp.                                $      [ZW]
4,584,825
      23,900   Bank of New York Co., Inc.                                  [ZW]
1,318,981
      44,300   Bank One Corp.                                              [ZW]
1,586,494
      15,900   BB&T Corp.                                                    [ZW]
530,662
      68,200   Boise Cascade Corp.                                         [ZW]
1,969,275
     115,050   Chase Manhattan Corp.                                       [ZW]
4,242,469
      40,400   Comerica, Inc.                                              [ZW]
2,103,325
      48,100   First Union Corp.                                           [ZW]
1,208,512
     116,101   FleetBoston Financial Corp.                                 [ZW]
4,353,787
       5,800   J.P. Morgan & Co.                                             [ZW]
781,912
      31,900   KeyCorp                                                       [ZW]
795,506
      13,600   Mellon Financial Corp.                                        [ZW]
637,500
       1,300   Mony Group, Inc.                                               [ZW]
55,169
       3,000   Moodys Corp.                                                   [ZW]
77,812
      28,400   National City Corp.                                           [ZW]
702,900
      24,600   PNC Financial Services Group                                [ZW]
1,635,900
       8,300   SouthTrust Corp.                                              [ZW]
280,125
         300   Southwest Secs Group Inc.                                       [ZW]
6,019
       4,800   State Street Corp.                                            [ZW]
619,200
       8,200   Summit Bancorp.                                               [ZW]
304,938
      17,100   SunTrust Banks, Inc.                                          [ZW]
868,894
      59,200   Temple-Inland, Inc.                                         [ZW]
2,723,200
     123,400   U.S. Bancorp.                                               [ZW]
2,984,737
       8,800   Wachovia Corp.                                                [ZW]
440,550
      57,860   Wells Fargo & Co.                                           [ZW]
2,744,734
                                                                    [ZW]
----------------
                                                                          [ZW]
37,557,426
-------------------------------------------------------------------------------------
Banks - Mid-Sized  3.4%
      17,000   AmSouth Bancorp.                                              [ZW]
252,875
      17,400   Compass Bancshares, Inc.                                      [ZW]
343,650
      13,350   Fifth Third Bancorp.                                          [ZW]
715,894

    8                                      See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
      98,436   Firstar Corp.                                        $      [ZW]
1,907,197
      35,900   Hibernia Corp.                                                [ZW]
428,556
       4,620   Huntington Bancshares, Inc.                                    [ZW]
70,455
       4,900   Imperial Bancorp.                                             [ZW]
109,025
       2,000   Marshall & Ilsley Corp.                                        [ZW]
85,250
       1,700   Mercantile Bankshares Corp.                                    [ZW]
65,238
       5,800   Northern Trust Corp.                                          [ZW]
499,525
       6,100   Pacific Century Financial Corp.                                [ZW]
90,737
       8,300   Regions Financial Corp.                                       [ZW]
201,275
      16,300   Union Planters Corp.                                          [ZW]
554,200
                                                                    [ZW]
----------------
                                                                           [ZW]
5,323,877
-------------------------------------------------------------------------------------
Banks - Smaller  1.7%
      14,060   Associated BancCorp.                                          [ZW]
348,864
       8,682   Banknorth Group, Inc.                                         [ZW]
166,586
       3,100   Centura Banks, Inc.                                           [ZW]
130,587
         200   Chittenden Corp.                                                [ZW]
5,375
       1,300   City National Corp.                                            [ZW]
42,981
         700   Community First Bankshares, Inc.                               [ZW]
11,200
         300   Cullen/Frost Bankers, Inc.                                      [ZW]
9,675
       1,000   First Tennessee National Corp.                                 [ZW]
25,250
       2,700   FirstMerit Corp.                                               [ZW]
64,800
       3,139   Hudson United Bancorp.                                         [ZW]
58,654
       8,000   North Fork Bancorp., Inc.                                     [ZW]
169,500
      11,760   Provident Bankshares Corp.                                    [ZW]
219,030
       4,000   Provident Financial Group, Inc.                               [ZW]
126,250
       6,100   Riggs National Corp.                                           [ZW]
70,913
       7,400   Silicon Valley Bancshares(a)                                  [ZW]
255,300
         200   South Financial Group, Inc.                                     [ZW]
1,938
       4,600   Southwest Bancorp.(a)                                         [ZW]
164,450
       2,400   Susquehanna Bancshares, Inc.                                   [ZW]
34,050
         200   United Bankshares, Inc.                                         [ZW]
3,888
         700   Whitney Holding Corp.                                          [ZW]
24,894
      14,500   Zions Bancorp                                                 [ZW]
792,062
                                                                    [ZW]
----------------
                                                                           [ZW]
2,726,247

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
Financial Companies  15.1%
      12,000   Americredit Corp.(a)                                 $        [ZW]
249,750
      20,200   Associates First Capital Corp.                                [ZW]
713,313
       3,700   Capital One Financial Corp.                                   [ZW]
206,506
      77,000   CNA Financial Corp.(a)                                      [ZW]
2,863,437
      58,300   Countrywide Credit Industries, Inc.                         [ZW]
2,164,387
      35,100   Fannie Mae                                                  [ZW]
2,772,900
       1,600   Finova Group [ZW]
Inc.                                                 800
      72,700   Freddie Mac                                                 [ZW]
4,393,806
       8,200   Greater Bay Bancorp.                                          [ZW]
272,138
      51,400   Hilb, Rogal & Hamilton Co.                                  [ZW]
2,046,363
      18,400   Household International, Inc.                                 [ZW]
917,700
      40,200   MBNA Corp.                                                  [ZW]
1,434,638
       6,700   Stilwell Financial, Inc.                                      [ZW]
217,750
      97,300   USA Education, Inc.                                         [ZW]
5,631,237
                                                                    [ZW]
----------------
                                                                          [ZW]
23,884,725
-------------------------------------------------------------------------------------
Financial Services - Diversified  7.5%
      46,100   American Express Co.                                        [ZW]
2,532,619
     171,766   Citigroup, Inc.                                             [ZW]
8,556,094
       8,800   Providian Financial Corp.                                     [ZW]
792,000
                                                                    [ZW]
----------------
                                                                          [ZW]
11,880,713
-------------------------------------------------------------------------------------
Insurance - Accident & Health  3.1%
       7,600   AFLAC Inc.                                                    [ZW]
534,850
      98,100   Torchmark Corp.                                             [ZW]
3,727,800
      20,036   UnumProvident Corp.                                           [ZW]
540,972
                                                                    [ZW]
----------------
                                                                           [ZW]
4,803,622
-------------------------------------------------------------------------------------
Insurance - Brokers/Services  2.6%
      83,000   Aon Corp.                                                   [ZW]
2,578,188
      30,900   CIT Group, Inc.(a) Class A                                    [ZW]
519,506
       8,800   Marsh & McLennan Cos., Inc.                                 [ZW]
1,013,100
                                                                    [ZW]
----------------
                                                                           [ZW]
4,110,794
-------------------------------------------------------------------------------------
Insurance - Life  7.3%
      32,900   American General Corp.                                      [ZW]
2,465,444
       2,690   Delphi Financial Group, Inc.(a)                                [ZW]
95,159

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
         200   Jefferson-Pilot Corp.                                $         [ZW]
13,650
     134,500   John Hancock Financial Services, Inc.(a)                    [ZW]
4,236,750
      71,300   Lincoln National Corp.                                      [ZW]
3,221,869
      37,200   Nationwide Financial Services, Inc.                         [ZW]
1,527,525
       1,000   Protective Life Corp.                                          [ZW]
24,000
                                                                    [ZW]
----------------
                                                                          [ZW]
11,584,397
-------------------------------------------------------------------------------------
Insurance - Multi-Line  15.1%
     140,200   Allstate Corp.                                              [ZW]
5,362,650
      83,087   American International Group, Inc.                          [ZW]
8,054,246
      21,000   CIGNA Corp.                                                 [ZW]
2,766,750
      31,800   Hartford Financial Services Group, Inc.                     [ZW]
2,249,850
      64,600   HCC Insurance Holdings, Inc.                                [ZW]
1,574,625
      73,800   Horace Mann Educators Corp.                                 [ZW]
1,217,700
      95,400   SAFECO Corp.                                                [ZW]
2,557,912
       1,300   Unitrin, Inc.                                                  [ZW]
46,719
                                                                    [ZW]
----------------
                                                                          [ZW]
23,830,452
-------------------------------------------------------------------------------------
Insurance - Property & Casualty  4.5%
      39,600   Allmerica Financial Corp.                                   [ZW]
2,457,675
       5,300   American Financial Group, Inc.                                [ZW]
101,031
       3,847   Chubb Corp.                                                   [ZW]
313,530
         300   Cincinnati Financial Corp.                                     [ZW]
10,969
       2,700   Everest Re Group, Ltd.                                        [ZW]
162,506
       4,700   Loews Corp.                                                   [ZW]
444,150
       9,000   Old Republic International Corp.                              [ZW]
234,563
         200   Progressive Corp.                                              [ZW]
18,713
         300   Selective Insurance Group, Inc.                                 [ZW]
6,038
       4,900   St. Paul Cos., Inc.                                           [ZW]
245,612
      38,000   XL Capital Ltd.                                             [ZW]
3,032,875
                                                                    [ZW]
----------------
                                                                           [ZW]
7,027,662
-------------------------------------------------------------------------------------
Insurance - Specialty  2.6%
       3,400   Ambac Financial Group, Inc.                                   [ZW]
259,675
       2,400   Enhance Financial Services Group, Inc.                         [ZW]
31,950
     120,200   Fidelity National Financial, Inc.                           [ZW]
2,877,288

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
       5,600   First American Corp.                                 $        [ZW]
121,800
       4,600   MBIA, Inc.                                                    [ZW]
316,825
       3,800   MGIC Investment Corp.                                         [ZW]
239,400
       4,850   The PMI Group, Inc.                                           [ZW]
308,278
                                                                    [ZW]
----------------
                                                                           [ZW]
4,155,216
-------------------------------------------------------------------------------------
Investment Bankers/Brokers/Services  4.7%
      11,000   Bear Stearns & Co., Inc.                                      [ZW]
505,312
       2,300   Edwards (A.G.), Inc.                                          [ZW]
103,069
       3,600   Jeffries Group, Inc.                                           [ZW]
90,000
      29,700   Lehman Brothers, Inc.                                       [ZW]
1,472,006
      26,800   Merrill Lynch, Pierce, Fenner & Smith, Inc.                 [ZW]
1,551,050
      39,400   Morgan Stanley Dean Witter & Co.                            [ZW]
2,496,975
      44,400   Schwab (Charles) Corp.                                      [ZW]
1,229,325
                                                                    [ZW]
----------------
                                                                           [ZW]
7,447,737
-------------------------------------------------------------------------------------
Investment Managers  0.1%
       2,700   Franklin Resources, Inc.                                       [ZW]
97,767
         200   Waddell & Reed Financial, Inc.                                  [ZW]
6,325
                                                                    [ZW]
----------------
                                                                             [ZW]
104,092
-------------------------------------------------------------------------------------
Miscellaneous  1.4%
     109,300   Pall Corp.                                                  [ZW]
2,179,169
-------------------------------------------------------------------------------------
Savings & Loan Associations  3.2%
      10,500   Astoria Financial Corp.                                       [ZW]
469,875
       3,544   Charter One Financial, Inc.                                    [ZW]
85,056
      14,600   Dime Bancorp, Inc.                                            [ZW]
363,175
         700   Downey Financial Corp.                                         [ZW]
31,850
       2,600   Golden West Financial Corp.                                   [ZW]
152,263
      15,600   GreenPoint Financial Corp.                                    [ZW]
473,850

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
       7,100   MAF Bancorp., Inc.                                   $        [ZW]
156,200
         400   Washington Federal, Inc.                                        [ZW]
9,131
      65,400   Washington Mutual, Inc.                                     [ZW]
2,971,612
      13,200   Webster Financial Corp.                                       [ZW]
307,725
                                                                    [ZW]
----------------
                                                                           [ZW]
5,020,737
                                                                    [ZW]
----------------
               Total long-term investments (cost $133,489,273)           [ZW]
151,636,866
                                                                    [ZW]
----------------
SHORT-TERM INVESTMENTS  4.9%
Principal
Amount
(000)
                                                                    [ZW]
-------------------------------------------------------------------------------------
Repurchase Agreement  4.9%
$      7,721   Joint Repurchase Agreement Account,
                6.50%, 12/1/00
                (cost $7,721,000; Note 5)                                  [ZW]
7,721,000
                                                                    [ZW]
----------------
               Total Investments  101.0%
                (cost $141,210,273; Note 4)                              [ZW]
159,357,866
               Liabilities in excess of other assets  (1.0%)              [ZW]
(1,610,568)
                                                                    [ZW]
----------------
               Net Assets  100%                                     $    [ZW]
157,747,298
                                                                    [ZW]
----------------
                                                                    [ZW]
----------------

------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
                                                                [ZW]
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $141,210,273)                         $ 159,357,866
Cash                                                                        820
Receivable for Fund shares sold                                         929,236
Dividends and interest receivable                                       335,625
Receivable for investments sold                                         259,979
Prepaid expenses                                                          1,109
                                                                -----------------
      Total assets                                                  160,884,635
                                                                -----------------
LIABILITIES
Payable for investments purchased                                     2,442,962
Payable for Fund shares reacquired                                      453,388
Distribution fee payable                                                102,556
Management fee payable                                                   76,856
Accrued expenses                                                         61,575
                                                                -----------------
      Total liabilities                                               3,137,337
                                                                -----------------
NET ASSETS                                                        $ 157,747,298
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     143,057
   Paid-in capital in excess of par                                 142,037,826
                                                                -----------------
                                                                    142,180,883
   Undistributed net investment income                                  255,495
   Accumulated net realized loss on investments                      (2,836,673)
   Net unrealized appreciation/depreciation on investments           18,147,593
                                                                -----------------
Net assets, November 30, 2000                                     $ 157,747,298
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
---------------------------------------------------------------------------------------
                                                                [ZW]
Class A:
   Net asset value and redemption price per share
      ($28,801,205 / 2,591,539 shares of common stock
      issued and outstanding)                                            $11.11
   Maximum sales charge (5% of offering price)                              .58
                                                                -----------------
   Maximum offering price to public                                      $11.69
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($78,181,964 / 7,109,948 shares of common stock
      issued and outstanding)                                            $11.00
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($41,010,570 / 3,729,485 shares of common stock
      issued and outstanding)                                            $11.00
   Sales charge (1% of offering price)                                      .11
                                                                -----------------
   Offering price to public                                              $11.11
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($9,753,559 / 874,717 shares of common stock
      issued and outstanding)                                            $11.15
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
                                                                [ZW]
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends                                                       $ 2,354,475
   Interest                                                            224,400
                                                                -----------------
      Total income                                                   2,578,875
                                                                -----------------
Expenses
   Management fee                                                      889,559
   Distribution fee--Class A                                            56,536
   Distribution fee--Class B                                           594,423
   Distribution fee--Class C                                           306,389
   Transfer agent's fees and expenses                                  222,000
   Custodian's fees and expenses                                       156,000
   Registration fees                                                   109,000
   Reports to shareholders                                              30,000
   Audit fees                                                           25,000
   Legal fees and expenses                                              20,000
   Directors' fees and expenses                                         11,000
   Miscellaneous                                                           521
                                                                -----------------
      Total expenses                                                 2,420,428
   Less: Management fee waiver                                        (177,912)
                                                                -----------------
      Net expenses                                                   2,242,516
                                                                -----------------
Net investment income                                                  336,359
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain/loss on:
   Investment transactions                                             269,159
   Foreign currency transactions                                       (75,695)
                                                                -----------------
                                                                       193,464
                                                                -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                      20,995,865
   Foreign currencies                                                   60,319
                                                                -----------------
                                                                    21,056,184
                                                                -----------------
Net gain on investments and foreign currencies                      21,249,648
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $21,586,007
                                                                -----------------
                                                                -----------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Changes in Net Assets

                                                   Year           June 30, [ZW]
1999(a)
                                                   Ended               Through
                                             November 30, 2000    November 30, [ZW]
1999
                                                                  [ZW]
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income/loss                  $     336,359        $    [ZW]
(183,006)
   Net realized gain/loss on investments
      and foreign currency transactions              193,464           [ZW]
(3,104,451)
   Net change in unrealized
      appreciation/depreciation of
      investments                                 21,056,184           [ZW]
(2,908,591)
                                             -----------------    [ZW]
-----------------
   Net increase/decrease in net assets
      resulting from operations                   21,586,007           [ZW]
(6,196,048)
                                             -----------------    [ZW]
-----------------
Fund share transactions (net of share
conversions)
(Note 6)
   Net proceeds from shares sold                  77,143,823          122,605,417
   Cost of shares reacquired                     (45,164,790)         [ZW]
(12,227,111)
                                             -----------------    [ZW]
-----------------
   Net increase in net assets from Fund
      share transactions                          31,979,033          110,378,306
                                             -----------------    [ZW]
-----------------
Total increase                                    53,565,040          104,182,258
NET ASSETS
Beginning of period                              104,182,258                   --
                                             -----------------    [ZW]
-----------------
End of period(b)                               $ 157,747,298        $ 104,182,258
                                             -----------------    [ZW]
-----------------
                                             -----------------    [ZW]
-----------------
------------------------------
(a) Commencement of investment operations.
(b) Includes undistributed net investment
    income of:                                 $     255,495        $          --
                                             -----------------    [ZW]
-----------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Health Sciences Fund, Prudential Technology Fund, Prudential Utility Fund and Prudential Financial Services Fund (the 'Fund'). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

      The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equities of companies in the banking and financial services group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last sale price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 P.M., New York time.
    18

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.
                                                                          19

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering and Organization Costs:    The Fund incurred approximately
$53,200 in connection with the organization of the Fund. Organization costs of $2,800 were expensed and offering costs of $50,400 were amortized in the first year of operations.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment income by $80,864, decrease accumulated net realized loss on investments by $80,864 for realized foreign currency losses for the period ended November 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from inception date through August 23,
    20

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

2000. Effective August 24, 2000, PIFM entered into a separate subadvisory agreement with Jennison Associates LLC ('Jennison') under which Jennison provides investment advisory services for the strategically managed segment. PIC continues to provide investment advisory services for the enhanced index portion of the Fund's assets. PIFM pays for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The change in subadvisory agreements had no impact on the management fee charged to the Fund.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets. PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $177,912 ($.012 per share) for the year ended November 30, 2000. The Fund is not required to reimburse PIFM for such waiver. Effective December 1, 2000 PIFM eliminated its management fee waiver.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $213,900 and $157,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $325,100 and $64,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America.
                                                                          21

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2000.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $212,900 for the services of PMFS. As of November 30, 2000, approximately $20,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended November 30, 2000, Prudential Securities Incorporated ('PSI'), a wholly owned subsidy of the Prudential Insurance Company of America, earned approximately $1,900 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000, were $126,332,925 and $99,354,750, respectively.

      The federal income tax basis of the Fund's investments at November 30, 2000 was $142,280,296 and, accordingly, net unrealized appreciation for federal income tax purposes was $17,077,570 (gross unrealized appreciation--$25,391,044; gross unrealized depreciation--$8,313,474).

      For federal income tax purposes, the Fund utilized approximately $252,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended November 30, 2000. The Fund had a remaining capital loss carryforward as of November 30, 2000 of approximately $1,767,000 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
    22

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a .88% undivided interest in the joint account. The undivided interest for the Fund represented $7,721,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex. Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
                                                                          23

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      There are 400 million shares of $.01 par value per share common stock divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares        [ZW]
Amount
------------------------------------------------------------  ----------    [ZW]
-----------
Year ended November 30, 2000:
Shares sold                                                    1,532,922    [ZW]
$14,673,571
Shares reacquired                                             (1,416,924)   [ZW]
(13,146,321)
                                                              ----------    [ZW]
-----------
Net increase/decrease in shares outstanding before
  conversion                                                     115,998      [ZW]
1,527,250
Shares issued upon conversion and/or exchange from Class B       118,748      [ZW]
1,194,926
                                                              ----------    [ZW]
-----------
Net increase/decrease in shares outstanding                      234,746    $ [ZW]
2,722,176
                                                              ----------    [ZW]
-----------
                                                              ----------    [ZW]
-----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    2,858,418    [ZW]
$28,192,142
Shares reacquired                                               (502,545)    [ZW]
(4,744,998)
                                                              ----------    [ZW]
-----------
Net increase/decrease in shares outstanding before
  conversion                                                   2,355,873     [ZW]
23,447,144
Shares issued upon conversion and/or exchange from Class B           [ZW]
920          8,172
                                                              ----------    [ZW]
-----------
Net increase/decrease in shares outstanding                    2,356,793    [ZW]
$23,455,316
                                                              ----------    [ZW]
-----------
                                                              ----------    [ZW]
-----------
Class B
------------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                    3,643,320    [ZW]
$34,902,776
Shares reacquired                                             (1,801,593)   [ZW]
(16,777,278)
                                                              ----------    [ZW]
-----------
Net increase/decrease in shares outstanding before
  conversion                                                   1,841,727     [ZW]
18,125,498
Shares reacquired upon conversion and/or exchange into Class
  A                                                             (119,587)    [ZW]
(1,194,926)
                                                              ----------    [ZW]
-----------
Net increase/decrease in shares outstanding                    1,722,140    [ZW]
$16,930,572
                                                              ----------    [ZW]
-----------
                                                              ----------    [ZW]
-----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    5,716,187    [ZW]
$56,000,581
Shares reacquired                                               (327,458)    [ZW]
(3,022,153)
                                                              ----------    [ZW]
-----------
Net increase/decrease in shares outstanding before
  conversion                                                   5,388,729     [ZW]
52,978,428
Shares reacquired upon conversion and/or exchange into Class
  A                                                                 [ZW]
(921)        (8,172)
                                                              ----------    [ZW]
-----------
Net increase/decrease in shares outstanding                    5,387,808    [ZW]
$52,970,256
                                                              ----------    [ZW]
-----------
                                                              ----------    [ZW]
-----------

    24

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

Class C                                                         Shares        [ZW]
Amount
------------------------------------------------------------  ----------    [ZW]
-----------
Year ended November 30, 2000:
Shares sold                                                    1,952,681    [ZW]
$18,766,546
Shares reacquired                                             (1,111,471)   [ZW]
(10,197,497)
                                                              ----------    [ZW]
-----------
Net increase/decrease in shares outstanding                      841,210    $ [ZW]
8,569,049
                                                              ----------    [ZW]
-----------
                                                              ----------    [ZW]
-----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    3,189,081    [ZW]
$31,470,302
Shares reacquired                                               (300,806)    [ZW]
(2,814,482)
                                                              ----------    [ZW]
-----------
Net increase/decrease in shares outstanding                    2,888,275    [ZW]
$28,655,820
                                                              ----------    [ZW]
-----------
                                                              ----------    [ZW]
-----------
Class Z
------------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                      863,383    $ [ZW]
8,800,930
Shares reacquired                                               (516,392)    [ZW]
(5,043,694)
                                                              ----------    [ZW]
-----------
Net increase/decrease in shares outstanding                      346,991    $ [ZW]
3,757,236
                                                              ----------    [ZW]
-----------
                                                              ----------    [ZW]
-----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                      703,918    $ [ZW]
6,942,392
Shares reacquired                                               (176,192)    [ZW]
(1,645,478)
                                                              ----------    [ZW]
-----------
Net increase/decrease in shares outstanding                      527,726    $ [ZW]
5,296,914
                                                              ----------    [ZW]
-----------
                                                              ----------    [ZW]
-----------
------------------------------
(a) Commencement of investment operations.

                                                                          25

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights

                                                                 Class A
                                                [ZW]
------------------------------------------
                                                                          June [ZW]
30,1999(c)
                                                     Year Ended               [ZW]
Through
                                                November 30, 2000(f)     [ZW]
November 30, 1999
------------------------------------------------------------------------------------------------
                                                                         [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $   9.36                $ [ZW]
10.00
                                                      --------               [ZW]
--------
Income from investment operations
Net investment income(d)                                   [ZW]
 .08                     --(b)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                           [ZW]
1.67                   (.64)
                                                      --------               [ZW]
--------
   Total from investment operations                       [ZW]
1.75                   (.64)
                                                      --------               [ZW]
--------
Net asset value, end of period                        $  11.11                [ZW]
$  9.36
                                                      --------               [ZW]
--------
                                                      --------               [ZW]
--------
TOTAL RETURN(a)                                          18.80%                 [ZW]
(6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 28,801                [ZW]
$22,050
Average net assets (000)                              $ 22,614                [ZW]
$21,235
Ratios to average net assets:(d)
   Expenses, including distribution and
      service (12b-1) fees                                [ZW]
1.33%                  1.58%(e)
   Expenses, excluding distribution and
      service (12b-1) fees                                [ZW]
1.08%                  1.33%(e)
   Net investment income                                   [ZW]
 .83%                   .09%(e)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                  [ZW]
85%                    39%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of investment operations.
(d) Net of management fee waiver.
(e) Annualized.
(f) Based on average shares outstanding during the year.
    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                                 Class B
                                                [ZW]
------------------------------------------
                                                                          June [ZW]
30,1999(b)
                                                     Year Ended               [ZW]
Through
                                                November 30, 2000(e)     [ZW]
November 30, 1999
------------------------------------------------------------------------------------------------
                                                                         [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $   9.33                $ [ZW]
10.00
                                                      --------               [ZW]
--------
Income from investment operations
Net investment income (loss)(c)                            [ZW]
 .01                   (.02)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                           [ZW]
1.66                   (.65)
                                                      --------               [ZW]
--------
   Total from investment operations                       [ZW]
1.67                   (.67)
                                                      --------               [ZW]
--------
Net asset value, end of period                        $  11.00                [ZW]
$  9.33
                                                      --------               [ZW]
--------
                                                      --------               [ZW]
--------
TOTAL RETURN(a)                                          17.90%                 [ZW]
(6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 78,182                [ZW]
$50,252
Average net assets (000)                              $ 59,442                [ZW]
$44,194
Ratios to average net assets:(c)
   Expenses, including distribution and
      service (12b-1) fees                                [ZW]
2.08%                  2.33%(d)
   Expenses, excluding distribution and
      service (12b-1) fees                                [ZW]
1.08%                  1.33%(d)
   Net investment income/(loss)                            [ZW]
 .09%                  (.69)%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Net of management fee waiver.
(d) Annualized.
(e) Based on average shares outstanding during the year.
    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                                 Class C
                                                [ZW]
------------------------------------------
                                                                          June [ZW]
30,1999(b)
                                                     Year Ended               [ZW]
Through
                                                November 30, 2000(e)     [ZW]
November 30, 1999
------------------------------------------------------------------------------------------------
                                                                         [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $   9.33                $ [ZW]
10.00
                                                      --------               [ZW]
--------
Income from investment operations
Net investment income (loss)(c)                            [ZW]
 .01                   (.02)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                           [ZW]
1.66                   (.65)
                                                      --------               [ZW]
--------
   Total from investment operations                       [ZW]
1.67                   (.67)
                                                      --------               [ZW]
--------
Net asset value, end of period                        $  11.00                [ZW]
$  9.33
                                                      --------               [ZW]
--------
                                                      --------               [ZW]
--------
TOTAL RETURN(a)                                          17.90%                 [ZW]
(6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 41,011                [ZW]
$26,939
Average net assets (000)                              $ 30,639                $2[ZW]
5,325
Ratios to average net assets:(c)
   Expenses, including distribution and
      service (12b-1) fees                                [ZW]
2.08%                  2.33%(d)
   Expenses, excluding distribution and
      service (12b-1) fees                                [ZW]
1.08%                  1.33%(d)
   Net investment income/(loss)                            [ZW]
 .09%                  (.66)%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Net of management fee waiver.
(d) Annualized.
(e) Based on average shares outstanding during the year.
    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                                 Class Z
                                                [ZW]
------------------------------------------
                                                                          June [ZW]
30,1999(b)
                                                     Year Ended               [ZW]
Through
                                                November 30, 2000(e)     [ZW]
November 30, 1999
------------------------------------------------------------------------------------------------
                                                                         [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 9.36                 $ [ZW]
10.00
                                                      -------                 [ZW]
-------
Income from investment operations
Net investment income(c)                                  [ZW]
 .11                     .01
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                          [ZW]
1.68                    (.65)
                                                      -------                 [ZW]
-------
   Total from investment operations                      [ZW]
1.79                    (.64)
                                                      -------                 [ZW]
-------
Net asset value, end of period                         $11.15                 [ZW]
$  9.36
                                                      -------                 [ZW]
-------
                                                      -------                 [ZW]
-------
TOTAL RETURN(a)                                         19.10%                  [ZW]
(6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $9,753                 $ [ZW]
4,941
Average net assets (000)                               $5,913                 $ [ZW]
4,972
Ratios to average net assets:(c)
   Expenses, including distribution and
      service (12b-1) fees                               [ZW]
1.08%                   1.33%(d)
   Expenses, excluding distribution and
      service (12b-1) fees                               [ZW]
1.08%                   1.33%(d)
   Net investment income/(loss)                          [ZW]
1.13%                    .35%(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Net of management fee waiver.
(d) Annualized.
(e) Based on average shares outstanding during the year.
    See Notes to Financial Statements                                     29

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Financial Services Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Financial Services Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001
    30

Prudential Financial Services Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Financial Services Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
          www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Financial Services Fund

Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 11/30/00
                      One Year     Five Years     Ten Years     Since Inception
With Sales Charge      12.86%         N/A           N/A              3.94%
Without Sales Charge   18.80%         N/A           N/A              7.76%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Financial Services
Fund (Class A shares) with a similar investment in the Standard & Poor's SuperComposite 1500 Index
(S&P SuperComposite 1500 Index) and the Standard &
Poor's SuperComposite Financials Index (S&P SC
Financials Index) by portraying the initial account values at the commencement of operations of Class A shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested.

The S&P SuperComposite 1500 Index is an unmanaged index that is a combination of the S&P 500 Index
(Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks); the S&P Mid-
Cap 400 Index (Standard & Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500); and the S&P
SmallCap 600 Index (Standard & Poor's SmallCap 600
Index comprises 600 small-capitalization stocks), which provides a broad representation of the entire
U.S. market, representing approximately 87% of the total U.S. equity market capitalization. The S&P SC
Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financials sector of the S&P SuperComposite 1500
Index. The Indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Indexes may differ from the securities in the Fund.
These Indexes are not the only ones that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

            www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

Average Annual Total Returns as of 11/30/00
                        One Year    Five Years    Ten Years     Since Inception
With Sales Charge        12.90%        N/A          N/A               4.19%
Without Sales Charge     17.90%        N/A          N/A               6.94%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Financial Services
Fund (Class B shares) with a similar investment in the S&P SuperComposite 1500 Index and the S&P SC
Financials Index by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on November 30, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.

The S&P SuperComposite 1500 Index is an unmanaged index that is a combination of the S&P 500 Index
(Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks); the S&P Mid-
Cap 400 Index (Standard & Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500); and the S&P
SmallCap 600 Index (Standard & Poor's SmallCap 600
Index comprises 600 small-capitalization stocks), which provides a broad representation of the entire
U.S. market, representing approximately 87% of the total U.S. equity market capitalization. The S&P SC
Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financials sector of the S&P SuperComposite 1500
Index. The Indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Indexes may differ from the securities in the Fund.
These Indexes are not the only ones that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Financial Services Fund

Class C     Growth of a $10,000 Investment

Average Annual Total Returns as of 11/30/00
                      One Year     Five Years     Ten Years     Since Inception
With Sales Charge      15.72%         N/A            N/A               5.50%
Without Sales Charge   17.90%         N/A            N/A               6.94%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Financial Services
Fund (Class C shares) with a similar investment in the S&P SuperComposite 1500 Index and the S&P SC
Financials Index by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on November 30, 2000;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P SuperComposite 1500 Index is an unmanaged index that is a combination of the S&P 500 Index
(Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks); the S&P Mid-
Cap 400 Index (Standard & Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500); and the S&P
SmallCap 600 Index (Standard & Poor's SmallCap 600
Index comprises 600 small-capitalization stocks), which provides a broad representation of the entire
U.S. market, representing approximately 87% of the total U.S. equity market capitalization. The S&P SC
Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financials sector of the S&P SuperComposite 1500
Index. The Indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Indexes may differ from the securities in the Fund.
These Indexes are not the only ones that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

            www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 11/30/00
                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge     19.10%        N/A           N/A             8.03%
Without Sales Charge  19.10%        N/A           N/A             8.03%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Financial Services
Fund (Class Z shares) with a similar investment in the S&P SuperComposite 1500 Index and the S&P SC
Financials Index by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P SuperComposite 1500 Index is an unmanaged index that is a combination of the S&P 500 Index
(Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks); the S&P Mid-
Cap 400 Index (Standard & Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500); and the S&P
SmallCap 600 Index (Standard & Poor's SmallCap 600
Index comprises 600 small-capitalization stocks), which provides a broad representation of the entire
U.S. market, representing approximately 87% of the total U.S. equity market capitalization. The S&P SC
Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financials sector of the S&P SuperComposite 1500
Index. The Indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Indexes may differ from the securities in the Fund.
These Indexes are not the only ones that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols      NASDAQ      CUSIP
Class A           PFSAX     74437K103
Class B           PUFBX     74437K202
Class C           PUFCX     74437K301
Class Z            N/A      74437K400

MF188E

(LOGO) Printed on Recycled Paper

ANNUAL REPORT  NOVEMBER 30, 2000

Prudential
Health Sciences Fund

Fund Type Stock
Objective Long-term capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE

The Prudential Health Sciences Fund seeks to achieve long-term capital appreciation by investing primarily in the following industries: pharmaceuticals, biotechnology, medical devices, and healthcare services. The Fund is divided into two approximately equal subportfolios. One is the strategically managed portfolio, which is actively managed and holds a relatively small number of securities in which the managers have the highest confidence. The other is the enhanced index portfolio, which consists of securities selected from those in the benchmark Standard & Poor's SuperComposite Health Care Index (S&P SC Health Care Index). Quantitative models are used to create a sample that is representative of the Index, but with over- and under-weighted holdings designed to increase the likelihood of performing better than the benchmark. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 11/30/00
53.6% Pharmaceuticals
24.4  Biotechnology
 6.9  Medical Devices/Equipment/Supplies
 3.7  Healthcare Management Services
 2.7  Healthcare Providers/Services
 1.5  Healthcare Information Technology
 1.0  Drugs/Medical/Dental Distribution
 0.8  Agricultural Operations
 5.4  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 11/30/00
10.6% Pfizer, Inc.
      Pharmaceuticals
 6.6  American Home Products Corp.
      Pharmaceuticals
 6.1  Eli Lilly & Co.
      Pharmaceuticals
 5.9  Merck & Co., Inc.
      Pharmaceuticals
 4.3  Aviron
      Biotechnology
 3.8  Johnson & Johnson
      Pharmaceuticals
 3.8  Schering-Plough Corp.
      Pharmaceuticals
 3.7  Bristol-Myers Squibb Co.
      Pharmaceuticals
 3.2  Pharmacia Corp.
      Pharmaceuticals
 3.1  Allergan, Inc.
      Pharmaceuticals

Holdings are subject to change.

                  www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1     As of 11/30/00

                                          One                Since
                                         Year              Inception2
Class A                                 72.32%                87.13%
Class B                                 70.85                 85.03
Class C                                 70.85                 85.03
Class Z                                 72.55                 87.74
Lipper Health/Biotechnology Fund Avg.3  59.35                 72.65


Average Annual Total Returns1           As of 12/31/00

                                          One                Since
                                         Year              Inception2
Class A                                 66.70%                51.38%
Class B                                 69.11                 53.32
Class C                                 71.37                 53.88
Class Z                                 75.79                 57.00

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 Lipper average returns are for all funds in each share class for the one-year and since inception periods in the Health/Biotechnology Fund category. The Lipper average is unmanaged. Health/Biotechnology funds invest at least 65% of their assets in equity securities of companies engaged in healthcare, medicine, and biotechnology.
                                           1

(LOGO)                     January 16, 2001

DEAR SHAREHOLDER,
The fiscal year ended November 30, 2000, was extraordinarily favorable for the Prudential Health Sciences Fund, particularly when contrasted with the poor performance of other growth stock sectors. The overall return to investors in its Class A shares was 72.32%, 63.70% to those paying the maximum one-time Class A share sales charge. This was 13 percentage points above the 59.35% return of the Lipper Health/Biotechnology Fund Average.

In March, investors began to question the high valuations on technology stocks, and many turned toward the better values available in healthcare. The sector benchmark S&P SC Health Care Index (the Index) is driven primarily by giant drug companies--nine large drug firms make up two-thirds of its market capitalization. These companies, whose shares had been stagnant or falling during the technology euphoria, recovered swiftly in the latter half of the reporting period; most chalked up substantial positive returns over the full
12 months against the backdrop of a 4.23% decline of the S&P 500 Index.

About half of the Prudential Health Sciences Fund's assets--its enhanced index portfolio--are managed in a manner intended to prevent the Fund's return from falling much below that of the overall sector, as measured by its benchmark Index. During this period, the favorable markets drove the Index to a strong 24.31% return, but the enhanced index portfolio still outperformed it by more than two percentage points. However, the greater part of the Fund's outperformance came from its strategically managed portfolio, particularly from its biotechnology holdings.

Sincerely,

David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Health Sciences Fund

Prudential Health Sciences Fund

        Annual Report   November 30, 2000

Investment Advisers' Report

THE HEALTHCARE SECTOR
Almost half of the 24.31% gain of the S&P SC Health Care Index came from the major pharmaceutical companies, whose weighted average return was about 17%. The enhanced index portfolio participated fully in these gains. Even more substantial gains came from the 10th and 11th companies in the Index, Amgen (biotechnology) and Medtronic (medical specialties), which also have very large capitalizations. The enhanced index portfolio benefited from a slight overweight of Amgen and lost some comparative advantage by underweighting Medtronic. The Index return also was supported by the extraordinary catch-up gains of managed care companies, such as Unitedhealth Group and Oxford Health Plans. This group had become quite inexpensive, and the portfolio benefited considerably from overweighting the largest of the managed health companies. Contributions to its outperformance also were made by overweightings of very strongly performing small companies scattered through the sector, including Genzyme (biotechnology), Forest Laboratories (pharmaceuticals), and Express Scripts and Advance Paradigm (both nonmedical services).

The portfolio's overweighting of Visx, which also was the largest detractor for the strategically managed portfolio, offset some of the portfolio's comparative advantages. Visx is in the rapidly growing business of laser correction of vision problems. Strong competitive pressure that led it to cut its prices and concern about its ability to enforce its patents drove its share price down. Advisers for both portfolios of the Fund had high expectations for Visx, whose patent was reissued later in the period. However, the strategically managed portfolio sold its holdings during the period.

STRATEGICALLY MANAGED PORTFOLIO
The strategically managed portfolio is not an intensely concentrated group of stocks. Its advisers try to maintain some presence in the various components of the sector--pharmaceuticals, biotechnology, medical devices, and

Prudential Health Sciences Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 11/30/00
--------------------------------------------------------------------------
8.5% American Home Products Corp./Pharmaceuticals
     American Home Products recently launched several new products, lifting both sales and earnings growth. Although it is likely to increase its reserve for product liability because of Fen-Phen issues, it received a break-up fee of $1.8 billion when Pfizer outbid its offer for Warner-Lambert. We expect that the liability issue will be resolved next spring, and the stock's price/earnings multiple will rise.

8.2% Aviron/Biotechnology
     Aviron develops innovative vaccines. It is developing a flu vaccine that can be delivered through a nasal spray, and can be used to vaccinate children for the flu--a largely unserved market today. The vaccine should be on the market by the 2001 flu season. Aviron's vaccines for croup and mononucleosis (in collaboration with SmithKline Beecham) are in clinical trials.

6.1% Eli Lilly & Co./Pharmaceuticals
     Lilly has the world's best-selling antidepressant (Prozac) and a strong pipeline of products, including treatments for sepsis (a systemic infection that haunts hospitals), cancer, and diabetes.

5.9% Pfizer, Inc./Pharmaceuticals
     Pfizer, after absorbing Warner-Lambert, became the largest and fastest-growing drug firm in the United States, and the second largest in the world. We expect annual earnings growth above 20% for the next few years, and sales to be about $29.5 billion in 2000. Products include Lipitor and Norvasc for cardiovascular disease, and Viagra for impotence. Pfizer's pipeline includes an inhalable form of insulin--Pregabalin.

5.7% Sepracor, Inc./Pharmaceuticals
     Sepracor finds ways to improve existing drugs whose patents are nearing expiration. Its techniques can produce a purer product that is more effective or has fewer side effects than the original. Sepracor typically licenses the improved product back to the developer of the original drug, but has reserved many that it intends to market on its own. It should file new drug applications for its first two marketed products within the next 12 months.

Five Largest Holdings--Enhanced Index Portfolio    As of 11/30/00

                              Industry     % of Total Enhanced       % of S&P SC
Security                        Group       Index Market Value    Health Care [ZW]
Index*
Pfizer, Inc.               Pharmaceuticals         15.7%                16.1%
Merck & Co., Inc.          Pharmaceuticals         12.3%                12.2%
Johnson & Johnson          Pharmaceuticals          8.0%                 8.0%
Bristol-Myers Squibb Co.   Pharmaceuticals          7.8%                 7.8%
Eli Lilly & Co.            Pharmaceuticals          6.1%                 6.1%

*Source: Standard & Poor's, based on data retrieved by Factset.

Holdings are subject to change.

                      www.prudential.com  (800) 225-1852

Annual Report    November 30, 2000

healthcare services. Four of its five largest holdings at period-end were major drug companies. However, pharmaceuticals in the aggregate play a much smaller role in the portfolio than they do in the benchmark Index, while biotechnology firms play a much larger role than their 6% to 7% portion of the Index. It is among the many small biotechnology firms that the Investment Adviser's stock selection can make a greater difference. Over this reporting period, the largest contributors to the portfolio's return were in biotechnology. Aviron (see Comments on Largest Holdings) was the largest contributor. The annual need for flu vaccines offers a huge potential market for its FluMist nasal spray vaccine. Moreover, the potential a nasal spray has for protecting children from viruses opens the prospect of prolonged and rapid earnings growth. The share price more than tripled over our reporting period, and the portfolio shared in a substantial part of that gain.

Two smaller pharmaceutical companies also were major contributors. Vertex Pharmaceuticals specializes in rational drug design: it analyzes the molecular structure of biological molecules and designs compounds that are likely to affect them. This focused approach has led to a high proportion of success. Vertex's shares quadrupled in price over the period. Its share price reached our target during this run and we sold our holding, realizing a substantial gain. We continue to hold OSI Pharmaceuticals, which also focuses on drug development. Years ago, OSI had licensed a cancer treatment--which works by inhibiting receptors to a certain kind of growth factor (EGF)--to Pfizer for a small royalty stream. When Pfizer wanted to acquire Warner-Lambert, its ownership of the license created a potential monopoly issue that could have slowed approval, so Pfizer returned the drug to OSI to clear its merger path. The Investment Adviser of the strategically managed portfolio quickly realized the potential and bought OSI stock, which more than tripled by the end of our reporting period. It continued to rise afterward, and we think it still has potential.
                                                 5

Prudential Health Sciences Fund

  Annual Report        November 30, 2000

ViroPharma had been among our very largest investments. Its oral drug Pleconaril failed its late-phase clinical trial for treating viral meningitis and viral respiratory infections. We already had harvested most of our gains before the stock dropped. We think the market overreacted to a short-term setback; the trial will be repeated. We began to buy ViroPharma again toward the end of our reporting period at its reduced price. Sepracor (see Comments on Largest Holdings) is another firm that focuses on drug development. Our investment didn't quite double in value, but came close.

LOOKING AHEAD
We expect earnings growth in the health sciences sector to be stable. The global drug industry is undergoing consolidation, which has been well-received by investors. It should reduce the volatility of company earnings by increasing drug pipelines and reducing costs in research, development, and marketing. In addition, the potential political threats to drug profits appear to be less threatening. We continue to monitor the progress of earnings and still find opportunities both in the large pharmaceutical companies and in biotechnology.

Prudential Health Sciences Fund Management Team

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note [ZW]
1)
                                                                    [ZW]
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.6%
Common Stocks  94.2%
-------------------------------------------------------------------------------------
Agricultural Operations  0.8%
     150,700   Monsanto Co.                                         $      [ZW]
3,776,919
-------------------------------------------------------------------------------------
Biotechnology  24.0%
     100,000   3 Dimensional Pharmaceuticals, Inc.(a)                      [ZW]
1,287,500
     268,200   Adolor Corp.(a)                                             [ZW]
5,560,959
      39,700   Alexion Pharmaceuticals, Inc.(a)                            [ZW]
3,327,356
     200,500   Amgen, Inc.(a)                                             [ZW]
12,756,812
      26,000   Applera Corp. - Applied Biosystems Group                    [ZW]
2,148,250
     169,200   Avigen, Inc.(a)                                             [ZW]
5,826,825
     362,600   Aviron(a)                                                  [ZW]
19,217,800
      23,100   Biogen, Inc.(a)                                             [ZW]
1,264,725
       6,000   Biomatrix, Inc.(a)                                            [ZW]
120,750
      24,300   Chiron Corp.(a)                                               [ZW]
993,263
       4,100   Ciphergen Biosystems, Inc.(a)                                  [ZW]
45,100
     125,000   ConjuChem, Inc. (Canada)(a)                                   [ZW]
448,204
      58,800   Dyax Corp.(a)                                               [ZW]
1,381,800
      15,400   Eden Bioscience Corp.(a)                                      [ZW]
537,075
      47,800   Genentech, Inc.(a)                                          [ZW]
3,253,387
      22,100   Genzyme Corp.(a)                                            [ZW]
1,940,656
         700   Gilead Sciences, Inc.(a)                                       [ZW]
57,006
      10,400   IDEC Pharmaceuticals Corp.(a)                               [ZW]
1,810,250
     111,100   Inhale Therapeutic Systems, Inc.(a)                         [ZW]
4,277,350
      60,000   Ista Pharmaceuticals, Inc.(a)                                 [ZW]
660,000
     129,395   MedImmune, Inc.(a)                                          [ZW]
6,882,197
      15,900   Millennium Pharmaceuticals, Inc.(a)                           [ZW]
772,144
     216,700   NPS Pharmaceuticals, Inc.(a)                                [ZW]
8,397,125
     117,500   OSI Pharmaceuticals, Inc.(a)                                [ZW]
6,594,688
         600   Protein Design Labs, Inc.(a)                                   [ZW]
46,350
     339,900   Scios, Inc.(a)                                              [ZW]
6,670,537
      43,800   Serono SA, ADR (Switzerland)(a)                               [ZW]
936,225
       1,054   Serono SA, Class B (Switzerland)                              [ZW]
920,125
      44,500   Transkaryotic Therapies, Inc.(a)                            [ZW]
1,693,781
     457,900   ViroPharma Inc.(a)                                          [ZW]
7,097,450
                                                                    [ZW]
----------------
                                                                         [ZW]
106,925,690

    See Notes to Financial Statements                                      7

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
Drugs/Medical/Dental Distribution  1.0%
      36,300   Cardinal Health, Inc.                                $      [ZW]
3,627,731
      13,800   Dentsply International, Inc.                                  [ZW]
499,388
       5,000   Invacare Corp.                                                [ZW]
137,500
                                                                    [ZW]
----------------
                                                                           [ZW]
4,264,619
-------------------------------------------------------------------------------------
Healthcare Information Technology  1.5%
     465,400   Allscripts Inc.(a)                                          [ZW]
5,061,225
     103,000   The TriZetto Group, Inc.(a)                                 [ZW]
1,789,625
                                                                    [ZW]
----------------
                                                                           [ZW]
6,850,850
-------------------------------------------------------------------------------------
Healthcare Management Services  3.7%
      21,100   Aetna, Inc.                                                 [ZW]
1,420,294
     541,800   Caremark Rx, Inc.(a)                                        [ZW]
5,892,075
       9,000   Coventry Health Care, Inc.(a)                                 [ZW]
191,250
      19,600   Express Scripts, Inc., Class A(a)                           [ZW]
1,467,550
      12,500   First Health Group Corp.(a)                                   [ZW]
588,281
      34,500   Health Net, Inc.(a)                                           [ZW]
810,750
      41,100   Humana, Inc.(a)                                               [ZW]
493,200
       5,000   Mid Atlantic Medical Services, Inc.(a)                        [ZW]
106,250
      17,900   Oxford Health Plans, Inc.(a)                                  [ZW]
726,069
      25,400   Pacificare Health Systems, Inc.(a)                            [ZW]
320,675
       9,600   Trigon Healthcare, Inc.(a)                                    [ZW]
688,200
      25,900   UnitedHealth Group, Inc.                                    [ZW]
3,038,394
       8,500   Wellpoint Health Networks, Inc.(a)                            [ZW]
916,406
                                                                    [ZW]
----------------
                                                                          [ZW]
16,659,394
-------------------------------------------------------------------------------------
Healthcare Providers/Services  2.7%
       7,700   Apria Healthcare Group, Inc.(a)                               [ZW]
180,469
      50,000   Beverly Enterprises, Inc.(a)                                  [ZW]
275,000
      44,500   Covance, Inc.(a)                                              [ZW]
470,031
      36,800   HCA - The Healthcare Co.                                    [ZW]
1,524,900
      40,500   Health Management Associates, Inc., Class A(a)                [ZW]
863,156
     175,600   HEALTHSOUTH Corp.(a)                                        [ZW]
2,447,425
      12,300   Manor Care, Inc.(a)                                           [ZW]
209,100
      25,500   Omnicare, Inc.
417,563
      26,200   Pharmaceutical Product Development, Inc.(a)                   [ZW]
959,575
      13,600   Quest Diagnostics, Inc.(a)                                  [ZW]
1,528,300

    8                                      See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
      27,700   Quorum Health Group, Inc.(a)                         $        [ZW]
405,113
       3,300   Rural/Metro Corp.(a)                                            [ZW]
6,394
      46,200   Tenet Healthcare Corp.(a)                                   [ZW]
1,966,387
       5,600   Universal Health Services, Inc. Class B                       [ZW]
573,650
       7,900   US Oncology, Inc.(a)                                           [ZW]
37,525
                                                                    [ZW]
----------------
                                                                          [ZW]
11,864,588
-------------------------------------------------------------------------------------
Medical Devices/Equipment/Supplies  6.9%
     182,500   Abbott Laboratories                                        [ZW]
10,048,906
      10,500   Adac Laboratories                                             [ZW]
192,937
     357,000   Aspect Medical Systems, Inc.(a)                             [ZW]
3,079,125
      12,700   Bausch & Lomb, Inc.                                           [ZW]
556,419
      17,700   Baxter International, Inc.                                  [ZW]
1,532,156
       5,700   Beckman Coulter, Inc.                                         [ZW]
436,762
      23,650   Biomet, Inc.                                                  [ZW]
875,050
       1,900   Datascope Corp.                                                [ZW]
62,581
       1,800   Diagnostic Products Corp.                                      [ZW]
81,000
      17,000   Edwards Lifesciences Corp.(a)                                 [ZW]
273,063
      22,500   Guidant Corp.(a)                                            [ZW]
1,213,594
     128,272   Medtronic, Inc.                                             [ZW]
6,830,484
       6,000   Mentor Corp.                                                  [ZW]
109,125
       8,800   MiniMed, Inc.(a)                                              [ZW]
523,600
      30,900   Polymedica Corp.(a)                                           [ZW]
704,906
       2,200   ResMed, Inc.(a)                                                [ZW]
77,138
       4,000   Respironics, Inc.(a)                                           [ZW]
98,250
       4,000   Sola International, Inc.(a)                                    [ZW]
14,500
      11,900   St. Jude Medical, Inc.                                        [ZW]
708,794
      21,500   STERIS Corp.(a)                                               [ZW]
322,500
      14,300   Stryker Corp.                                                 [ZW]
762,369
       3,000   Syncor International Corp.(a)                                  [ZW]
90,000
       2,400   Techne Corp.(a)                                               [ZW]
213,600
       2,000   The Cooper Cos., Inc.                                          [ZW]
65,125
      20,646   Tyco International, Ltd.                                    [ZW]
1,089,076
      40,300   Visx, Inc.(a)                                                 [ZW]
662,431
                                                                    [ZW]
----------------
                                                                          [ZW]
30,623,491
-------------------------------------------------------------------------------------
Non-Healthcare
       1,656   Kimberly-Clark Corp.                                          [ZW]
115,817

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
Pharmaceuticals  53.6%
     146,400   Allergan, Inc.                                       $     [ZW]
13,587,750
       8,000   Alpharma, Inc., Class A                                       [ZW]
273,000
      52,500   Alza Corp.(a)                                               [ZW]
2,329,688
     491,200   American Home Products Corp.                               [ZW]
29,533,400
     238,800   Bristol-Myers Squibb Co.                                   [ZW]
16,551,825
       1,099   Elan Corp. PLC, ADR (Ireland)(a)                               [ZW]
59,277
     289,500   Eli Lilly & Co.                                            [ZW]
27,122,531
      47,600   Forest Laboratories, Inc.(a)                                [ZW]
6,449,800
      11,500   ICN Pharmaceuticals, Inc.                                     [ZW]
387,406
      26,100   Ivax Corp.                                                  [ZW]
1,071,927
     170,342   Johnson & Johnson                                          [ZW]
17,034,200
      41,025   King Pharmaceuticals, Inc.(a)                               [ZW]
1,999,969
       4,600   Medicis Pharmaceutical Corp., Class A(a)                      [ZW]
292,100
     281,600   Merck & Co., Inc.                                          [ZW]
26,100,800
      18,100   Mylan Laboratories, Inc.                                      [ZW]
433,269
   1,061,850   Pfizer, Inc.                                               [ZW]
47,053,228
     233,065   Pharmacia Corp.                                            [ZW]
14,216,965
     303,600   Schering-Plough Corp.                                      [ZW]
17,020,575
     185,900   Sepracor, Inc.(a)                                          [ZW]
13,582,319
       3,440   Shire Pharmaceuticals Group PLC, ADR (United
                Kingdom)                                                     [ZW]
156,950
      55,300   Teva Pharmaceutical Industries Ltd., ADR (Israel)           [ZW]
3,635,975
                                                                    [ZW]
----------------
                                                                         [ZW]
238,892,954
                                                                    [ZW]
----------------
               Total common stocks (cost $334,753,341)                   [ZW]
419,974,322
                                                                    [ZW]
----------------
PREFERRED STOCKS  0.4%
     200,000   Geneva Proteomics, Inc. (Switzerland)(a)(b)(c)
                (cost $1,100,000; purchased 7/7/00)                        [ZW]
1,100,000
          48   Third Wave Technologies, Inc.(a)(b)(c)
                (cost $505,618; purchased 7/21/00)                           [ZW]
505,618
                                                                    [ZW]
----------------
               Total preferred stocks (cost $1,605,618)                    [ZW]
1,605,618
                                                                    [ZW]
----------------
               Total long-term investments (cost $336,358,959)           [ZW]
421,579,940
                                                                    [ZW]
----------------

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
                                                                   [ZW]
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.4%
Commercial Paper  2.3%
$    10,332   American Express Co.
               6.45%, 12/1/00
               (cost $10,332,000)                                  $     [ZW]
10,332,000
-------------------------------------------------------------------------------------
Repurchase Agreement  0.1%
        284   Joint Repurchase Agreement Account,
               6.49%, 12/1/00
               (cost $284,000; Note 5)                                      [ZW]
284,000
-------------------------------------------------------------------------------------
U.S. Government Securities
        200   United States Treasury Bills
               5.98%, 12/28/00
               (cost $199,096)                                              [ZW]
198,706
                                                                   [ZW]
----------------
              Total short-term investments (cost $10,815,096)            [ZW]
10,814,706
                                                                   [ZW]
----------------
              Total Investments  97.0%
               (cost $347,174,055; Note 4)                              [ZW]
432,394,646
              Other assets in excess of liabilities  3.0%                [ZW]
13,305,364
                                                                   [ZW]
----------------
              Net Assets  100%                                     $    [ZW]
445,700,010
                                                                   [ZW]
----------------
                                                                   [ZW]
----------------

------------------------------
ADR--American Depository Receipt.
PLC--Public Limited Company.
SA-- Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
    Corporation).
(a) Non-income producing security.
(b) Fair-valued security.
(c) Indicates a restricted security; the aggregate cost of such securities is $1,605,618. The aggregate value of $1,605,618 is approximately 0.4% of net assets at November 30, 2000.
    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
                                                                [ZW]
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $347,174,055)                         $ 432,394,646
Foreign currency, at value (cost $446,139)                              448,204
Cash                                                                    174,124
Receivable for investments sold                                      15,219,168
Receivable for Fund shares sold                                       1,725,120
Dividends and interest receivable                                       354,752
Other assets                                                              2,021
                                                                -----------------
      Total assets                                                  450,318,035
                                                                -----------------
LIABILITIES
Payable for investments purchased                                     2,215,055
Payable for Fund shares repurchased                                   1,689,774
Distribution fees payable                                               279,179
Accrued expenses                                                        217,262
Management fee payable                                                  215,637
Foreign withholding taxes payable                                         1,118
                                                                -----------------
      Total liabilities                                               4,618,025
                                                                -----------------
NET ASSETS                                                        $ 445,700,010
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     242,562
   Paid-in capital in excess of par                                 289,690,992
                                                                -----------------
                                                                    289,933,554
   Net investment loss                                                   (1,118)
   Accumulated net realized gain on investments and foreign
      currency transactions                                          70,548,024
   Net unrealized appreciation on investments and foreign
      currencies                                                     85,219,550
                                                                -----------------
Net assets, November 30, 2000                                     $ 445,700,010
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
                                                                [ZW]
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($98,129,069 / 5,300,364 shares of common stock issued
      and outstanding)                                                   $18.51
   Maximum sales charge (5% of offering price)                              .97
                                                                -----------------
   Maximum offering price to public                                      $19.48
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($222,772,152 / 12,165,349 shares of common stock
      issued and outstanding)                                            $18.31
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($93,697,981 / 5,116,436 shares of common stock issued
      and outstanding)                                                   $18.31
   Sales charge (1% of offering price)                                      .18
                                                                -----------------
   Offering price to public                                              $18.49
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($31,100,808 / 1,674,071 shares of common stock
      issued and outstanding)                                            $18.58
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
                                                                [ZW]
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Dividends (net of foreign withholding tax of $25,188)          $   2,189,473
   Interest                                                             770,276
                                                                -----------------
      Total income                                                    2,959,749
                                                                -----------------
Expenses
   Management fee                                                     2,275,416
   Distribution fee--Class A                                            149,725
   Distribution fee--Class B                                          1,565,789
   Distribution fee--Class C                                            694,914
   Transfer agent's fees and expenses                                   401,000
   Custodian's fees and expenses                                        147,000
   Registration fees                                                     78,000
   Reports to shareholders                                               75,000
   Audit fee                                                             26,000
   Legal fees and expenses                                               21,000
   Directors' fees                                                       12,000
   Miscellaneous                                                          1,010
                                                                -----------------
      Total expenses                                                  5,446,854
   Less: Management fee waiver (Note 2)                                (455,083)
                                                                -----------------
       Net expenses                                                   4,991,771
                                                                -----------------
Net investment loss                                                  (2,032,022)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           81,382,547
   Short sales                                                          266,038
   Foreign currency transactions                                         (8,212)
                                                                -----------------
                                                                     81,640,373
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       72,088,934
   Foreign currencies                                                    (1,041)
                                                                -----------------
                                                                     72,087,893
                                                                -----------------
Net gain on investments                                             153,728,266
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 151,696,244
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Changes in Net Assets

                                                  Year            June 30, [ZW]
1999(a)
                                                  Ended               Through
                                            November 30, 2000    November 30, [ZW]
1999
                                                                 [ZW]
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                        $  (2,032,022)        $   (642,381)
   Net realized gain on investments,
      short sales and foreign currency
      transactions                               81,640,373            1,720,697
   Net increase in unrealized
      appreciation on investments and
      foreign currencies                         72,087,893           13,131,657
                                            -----------------    [ZW]
------------------
   Net increase in net assets resulting
      from operations                           151,696,244           14,209,973
                                            -----------------    [ZW]
------------------
Distributions (Note 1):
   Distributions from net realized gains
      Class A                                      (560,664)                  --
      Class B                                    (1,526,461)                  --
      Class C                                      (667,678)                  --
      Class Z                                      (172,194)                  --
                                            -----------------    [ZW]
------------------
                                                 (2,926,997)                  --
                                            -----------------    [ZW]
------------------
Fund share transactions (Note 6)
(Net of share conversions)
   Net proceeds from shares sold                205,918,863          180,151,042
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               2,809,025                   --
   Cost of shares reacquired                    (92,435,645)         (13,722,495)
                                            -----------------    [ZW]
------------------
   Net increase in net assets from Fund
      share transactions                        116,292,243          166,428,547
                                            -----------------    [ZW]
------------------
Total increase                                  265,061,490          180,638,520
NET ASSETS
Beginning of period                             180,638,520                   --
                                            -----------------    [ZW]
------------------
End of period                                 $ 445,700,010         $180,638,520
                                            -----------------    [ZW]
------------------
                                            -----------------    [ZW]
------------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Utility Fund, Prudential Technology Fund and Prudential Health Sciences Fund (the 'Fund'). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999. The Fund is non-diversified and its investment objective is long-term capital appreciation which is sought by investing primarily in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange and
NASDAQ National Market System securities are valued at the last sale price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principal market makers. Options traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sales price as of the close of trading on the applicable commodities exchange. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    16

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Short Sales:    The Fund may sell a security it does not own in
anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.
                                                                          17

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium, and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written options.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
    18

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering and Organization Costs:    The Fund incurred approximately
$53,500 in connection with the organization of the Fund. Organization costs of $3,700 were expensed and offering costs of $49,800 were amortized in the first year of operations ending June 2000.

      Reclassification of Capital Accounts:    The Company accounts and reports
distributions to shareholders in accordance with 'Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies'. For the year ended November 30, 2000, the Fund reclassified current net operating losses and redemptions utilitized as distributions for federal income tax purposes by decreasing undistributed net investment loss by $2,030,904, decreasing accumulated net realized gain on investments and foreign currency transactions by $9,470,896 and increasing paid-in capital in excess of par by $7,439,992. Net investment loss, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ('PIC') and Jennison Associates LLC ('Jennison'). Each subadviser furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. PIFM pays for the services of PIC and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.
                                                                          19

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $455,083 ($.0188 per share) for the year ended November 30, 2000. The Fund is not required to reimburse PIFM for such waiver.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $424,500 and $276,900 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $491,800 and $83,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings are at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2000.
    20

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $357,000 for the services of PMFS. As of November 30, 2000, approximately $40,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000 were $502,211,350 and $404,470,148, respectively.

      The federal income tax basis of the Fund's investments at November 30, 2000 was $350,724,622 and, accordingly, net unrealized appreciation for federal income tax purposes was $81,670,024 (gross unrealized appreciation--$91,884,473; gross unrealized depreciation--$10,214,449).

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a .03% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $284,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares         [ZW]
Amount
------------------------------------------------------------  ----------    [ZW]
------------
Year ended November 30, 2000:
Shares sold                                                    3,470,317    $ [ZW]
54,138,804
Shares issued in reinvestment of distributions                    [ZW]
38,339         532,140
Shares reacquired                                             (1,896,199)    [ZW]
(27,596,099)
                                                              ----------    [ZW]
------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,612,457      [ZW]
27,074,845
Shares issued upon conversion from Class B                       315,058       [ZW]
4,790,652
                                                              ----------    [ZW]
------------
Net increase (decrease) in shares outstanding                  1,927,515    $ [ZW]
31,865,497
                                                              ----------    --[ZW]
----------
                                                              ----------    [ZW]
------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    3,887,815    $ [ZW]
38,863,218
Shares reacquired                                               (517,941)     [ZW]
(5,221,019)
                                                              ----------    [ZW]
------------
Net increase (decrease) in shares outstanding before
  conversion                                                   3,369,874      [ZW]
33,642,199
Shares issued upon conversion from Class B                         [ZW]
2,975          30,317
                                                              ----------    [ZW]
------------
Net increase (decrease) in shares outstanding                  3,372,849    $ [ZW]
33,672,516
                                                              ----------    [ZW]
------------
                                                              ----------    [ZW]
------------
------------------------------
(a) Commencement of investment operations.

    22

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         [ZW]
Amount
------------------------------------------------------------  ----------    [ZW]
------------
Year ended November 30, 2000:
Shares sold                                                    6,440,795    $ [ZW]
95,004,047
Shares issued in reinvestment of distributions                   105,423       [ZW]
1,453,777
Shares reacquired                                             (2,287,146)    [ZW]
(34,219,402)
                                                              ----------    [ZW]
------------
Net increase (decrease) in shares outstanding before
  conversion                                                   4,259,072      [ZW]
62,238,422
Shares reacquired upon conversion into Class A                  (317,396)     [ZW]
(4,790,652)
                                                              ----------    [ZW]
------------
Net increase (decrease) in shares outstanding                  3,941,676    $ [ZW]
57,447,770
                                                              ----------    [ZW]
------------
                                                              ----------    [ZW]
------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    8,576,932    $ [ZW]
85,677,986
Shares reacquired                                               (350,278)     [ZW]
(3,570,092)
                                                              ----------    [ZW]
------------
Net increase (decrease) in shares outstanding before
  conversion                                                   8,226,654      [ZW]
82,107,894
Shares reacquired upon conversion into Class A                    [ZW]
(2,981)        (30,317)
                                                              ----------    [ZW]
------------
Net increase (decrease) in shares outstanding                  8,223,673    $ [ZW]
82,077,577
                                                              ----------    [ZW]
------------
                                                              ----------    [ZW]
------------
Class C
------------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                    2,146,959    $ [ZW]
31,804,891
Shares issued in reinvestment of distributions                    [ZW]
47,409         653,773
Shares reacquired                                             (1,376,343)    [ZW]
(19,937,208)
                                                              ----------    [ZW]
------------
Net increase (decrease) in shares outstanding                    818,025    $ [ZW]
12,521,456
                                                              ----------    [ZW]
------------
                                                              ----------    [ZW]
------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    4,638,743    $ [ZW]
46,390,371
Shares reacquired                                               (340,332)     [ZW]
(3,446,453)
                                                              ----------    [ZW]
------------
Net increase (decrease) in shares outstanding                  4,298,411    $ [ZW]
42,943,918
                                                              ----------    [ZW]
------------
                                                              ----------    [ZW]
------------
Class Z
------------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                    1,591,722    $ [ZW]
24,971,121
Shares issued in reinvestment of distributions                    [ZW]
12,165         169,335
Shares reacquired                                               (700,195)    [ZW]
(10,682,936)
                                                              ----------    [ZW]
------------
Net increase (decrease) in shares outstanding                    903,692    $ [ZW]
14,457,520
                                                              ----------    [ZW]
------------
                                                              ----------    [ZW]
------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                      917,727    $  [ZW]
9,219,467
Shares reacquired                                               (147,348)     [ZW]
(1,484,931)
                                                              ----------    [ZW]
------------
Net increase (decrease) in shares outstanding                    770,379    $  [ZW]
7,734,536
                                                              ----------    [ZW]
------------
                                                              ----------    [ZW]
------------

------------------------------
(a) Commencement of investment operations.
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights

                                                             Class A
                                             [ZW]
---------------------------------------
                                                   Year            June 30, [ZW]
1999(b)
                                                   Ended                Through
                                             November 30, 2000     November 30, [ZW]
1999
------------------------------------------------------------------------------------------
                                                                   [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.86               $ 10.00
                                                 --------              --------
Income from investment operations
Net investment loss(d)                               (.01)                 (.02)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      7.81                   .88
                                                 --------              --------
      Total from investment operations               7.80                   .86
                                                 --------              --------
Less distributions:
Distributions from net realized gains                (.15)                   --
                                                 --------              --------
Net asset value, end of period                    $ 18.51               $ 10.86
                                                 --------              --------
                                                 --------              --------
TOTAL RETURN(a):                                    72.32%                 8.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $98,129               $36,646
Average net assets (000)                          $59,890               $32,032
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                           1.10%                 [ZW]
1.59%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                            .85%                 [ZW]
1.34%(c)
   Net investment loss                               (.13)%                [ZW]
(.43)%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate                               138%                   61%

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    24                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                             Class B
                                             [ZW]
---------------------------------------
                                                   Year            June 30, [ZW]
1999(b)
                                                   Ended                Through
                                             November 30, 2000     November 30, [ZW]
1999
------------------------------------------------------------------------------------------
                                                                   [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $   10.83              $ 10.00
                                             -----------------         --------
Income from investment operations
Net investment loss(d)                                (.11)                (.05)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                       7.74                  .88
                                             -----------------         --------
      Total from investment operations                7.63                  .83
                                             -----------------         --------
Less distributions:
Distributions from net realized gains                 (.15)                  --
                                             -----------------         --------
Net asset value, end of period                   $   18.31              $ 10.83
                                             -----------------         --------
                                             -----------------         --------
TOTAL RETURN(a):                                     70.85%                8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $ 222,772              $89,061
Average net assets (000)                         $ 156,579              $74,448
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                            1.85%                [ZW]
2.34%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                             .85%                [ZW]
1.34%(c)
   Net investment loss                                (.87)%              [ZW]
(1.20)%(c)

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     25

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                             Class C
                                             [ZW]
---------------------------------------
                                                   Year            June 30, [ZW]
1999(b)
                                                   Ended                Through
                                             November 30, 2000     November 30, [ZW]
1999
------------------------------------------------------------------------------------------
                                                                   [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.83               $ 10.00
                                                 --------              --------
Income from investment operations
Net investment loss(d)                               (.12)                 (.05)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      7.75                   .88
                                                 --------              --------
      Total from investment operations               7.63                   .83
                                                 --------              --------
Less distributions:
Distributions from net realized gains                (.15)                   --
                                                 --------              --------
Net asset value, end of period                    $ 18.31               $ 10.83
                                                 --------              --------
                                                 --------              --------
TOTAL RETURN(a):                                    70.85%                 8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $93,698               $46,551
Average net assets (000)                          $69,491               $41,090
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                           1.85%                 [ZW]
2.34%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                            .85%                 [ZW]
1.34%(c)
   Net investment loss                               (.87)%               [ZW]
(1.18)%(c)

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                             Class Z
                                             [ZW]
---------------------------------------
                                                   Year            June 30, [ZW]
1999(b)
                                                   Ended                Through
                                             November 30, 2000     November 30, [ZW]
1999
------------------------------------------------------------------------------------------
                                                                   [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.88               $ 10.00
                                                 --------              --------
Income from investment operations
Net investment income (loss)(d)                       .01                  (.01)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      7.84                   .89
                                                 --------              --------
      Total from investment operations               7.85                   .88
                                                 --------              --------
Less distributions:
Distributions from net realized gains                (.15)                   --
                                                 --------              --------
Net asset value, end of period                    $ 18.58               $ 10.88
                                                 --------              --------
                                                 --------              --------
TOTAL RETURN(a):                                    72.55%                 8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $31,101               $ 8,381
Average net assets (000)                          $17,429               $ 6,932
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                            .85%                 [ZW]
1.34%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                            .85%                 [ZW]
1.34%(c)
   Net investment income (loss)                       .12%                 [ZW]
(.20)%(c)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 2000) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that distributions paid from short-term realized capital gains were $0.15 per share for Class A, B, C and Z. The Fund utilized redemptions as distributions in the amount of $0.25 per share for Class A, B, C, and Z of short-term capital gains and $0.05 per share for Class A, B, C, and Z of long-term capital gains.

      We wish to advise you that the corporate dividends received deduction for the Fund is 8.41%.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2000.

<PAGE<

Prudential Health Sciences Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

balanced/allocation funds
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
          www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Health Sciences Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

           www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Health Sciences Fund

Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 11/30/00
                        One Year     Five Years    Ten Years    Since Inception
With Sales Charge        63.70%         N/A          N/A              49.92%
Without Sales Charge     72.32%         N/A          N/A              55.43%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Health Sciences Fund (Class A shares) with a similar investment in the Standard & Poor's SuperComposite 1500 Index (S&P SuperComposite 1500 Index) and the Standard & Poor's SuperComposite Health
Care Index (S&P SC Health Care Index) by portraying the initial account values at the commencement of operations of Class A shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The S&P SuperComposite 1500 Index is an unmanaged index that is a combination of the S&P 500 Index (Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks); the S&P Mid-Cap 400 Index (Standard & Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500); and the S&P SmallCap 600 Index (Standard & Poor's SmallCap 600 Index comprises 600 small-capitalization stocks), which provides a broad representation of the entire U.S. market, representing approximately 87% of the total U.S. equity market capitalization. The S&P SC Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P SuperComposite 1500 Index. The Indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.

The securities that comprise the Indexes may differ from the securities in the Fund. These Indexes are not the only ones that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

             www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 11/30/00
                        One Year     Five Years    Ten Years    Since Inception
With Sales Charge        65.85%         N/A           N/A           51.84%
Without Sales Charge     70.85%         N/A           N/A           54.19%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Health Sciences Fund (Class B shares) with a similar investment in the S&P SuperComposite 1500 Index and the S&P SC Health Care Index by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption November 30, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.

The S&P SuperComposite 1500 Index is an unmanaged index that is a combination of the S&P 500 Index (Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks); the S&P Mid-Cap 400 Index (Standard & Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500); and the S&P SmallCap 600 Index (Standard & Poor's SmallCap 600 Index comprises 600 small-capitalization stocks), which provides a broad representation of the entire U.S. market, representing approximately 87% of the total U.S. equity market capitalization. The S&P SC Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P SuperComposite 1500 Index. The Indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.

The securities that comprise the Indexes may differ from the securities in the Fund. These Indexes are not the only ones that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Health Sciences Fund

Class C     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 11/30/00
                        One Year     Five Years    Ten Years    Since Inception
With Sales Charge        68.14%         N/A           N/A            52.52%
Without Sales Charge     70.85%         N/A           N/A            54.19%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Health Sciences Fund (Class C shares) with a similar investment in the S&P SuperComposite 1500 Index and the S&P SC Health Care Index by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on November 30, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P SuperComposite 1500 Index is an unmanaged index that is a combination of the S&P 500 Index (Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks); the S&P Mid-Cap 400 Index (Standard & Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500); and the S&P SmallCap 600 Index (Standard & Poor's SmallCap 600 Index comprises 600 small-capitalization stocks), which provides a broad representation of the entire U.S. market, representing approximately 87% of the total U.S. equity market capitalization. The S&P SC Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P SuperComposite 1500 Index. The Indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Indexes may differ from the securities in the Fund. These Indexes are not the only ones that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

             www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 11/30/00
                        One Year     Five Years    Ten Years    Since Inception
With Sales Charge        72.55%         N/A           N/A            55.78%
Without Sales Charge     72.55%         N/A           N/A            55.78%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Health Sciences Fund (Class Z shares) with a similar investment in the S&P SuperComposite 1500 Index and the S&P SC Health Care Index by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P SuperComposite 1500 Index is an unmanaged index that is a combination of the S&P 500 Index (Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks); the S&P Mid-Cap 400 Index (Standard & Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500); and the S&P SmallCap 600 Index (Standard & Poor's SmallCap 600 Index comprises 600 small-capitalization stocks), which provides a broad representation of the entire U.S. market, representing approximately 87% of the total U.S. equity market capitalization. The S&P SC Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P SuperComposite 1500 Index. The Indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Indexes may differ from the securities in the Fund. These Indexes are not the only ones that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.
                                                                          29

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols     NASDAQ       CUSIP
  Class A        PHLAX      74437K509
  Class B        PHLBX      74437K608
  Class C        PHLCX      74437K707
  Class Z         N/A       74437K806

MF188E3

(LOGO) Printed on Recycled Paper

ANNUAL REPORT   NOVEMBER 30, 2000

Prudential
Technology Fund

Fund Type Stock
Objective Long-term capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Technology Fund seeks to achieve long-term capital appreciation by investing primarily in securities of companies that its portfolio managers expect will derive a substantial portion of their sales from products or services in technology and technology-related activities in the computer, electronic, and electronic equipment industries. The Fund is divided into two approximately equal portfolios. One is the strategically managed portfolio, which is actively managed and holds a relatively small number of securities in which the managers have the highest confidence. The other is the enhanced index portfolio, which is broadly diversified among securities primarily selected from those in the Standard & Poor's SuperComposite Technology Index (S&P SC Technology Index). This portfolio focuses on outperforming that Index while maintaining similar industry exposures and risk characteristics. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 11/30/00
21.4%  Telecommunications
16.5   Electronics
13.7   Computer Hardware
11.6   Computer Software
 8.7   Networking
 5.9   Medical Technology
 5.6   Internet
 3.5   Data Processing/Management
 1.6   Computer Services
 0.8   Other
10.7   Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 11/30/00
 6.8%  Cisco Systems, Inc.
       Networking
 4.8   Microsoft Corp.
       Computer Software
 4.5   Intel Corp.
       Electronics
 4.1   Corning, Inc.
       Telecommunications
 4.0   EMC Corp.
       Computer Hardware
 2.8   Int'l. Business Machines Corp.
       Computer Hardware
 2.6   Sun Microsystems, Inc.
       Computer Hardware
 2.4   Oracle Corp.
       Computer Software
 2.4   Nortel Networks Corp.
       Telecommunications
 2.4   Comverse Technology, Inc.
       Telecommunications

Holdings are subject to change.

           www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1    As of 11/30/00

                                          One            Since
                                          Year         Inception2
Class A                                 -12.39%          20.54%
Class B                                 -13.03           19.32
Class C                                 -13.03           19.32
Class Z                                 -12.23           20.94
Lipper Science & Technology Fund Avg.3  -15.65           19.41

Average Annual Total Returns1         As of 12/31/00

                                          One            Since
                                          Year         Inception2
Class A                                 -35.37%           6.63%
Class B                                 -37.51            6.93
Class C                                 -34.19            8.11
Class Z                                 -31.81           10.58

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class
A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 Lipper average returns are for all funds in each share
class for the one-year and since inception periods in
the Science & Technology Fund category. The Lipper average is unmanaged. Science & Technology funds invest at least 65%
of their assets in an equity portfolio of science and technology stocks.
                                              1

(LOGO)                             January 16, 2001

DEAR SHAREHOLDER,
The current fiscal year of the Prudential Technology
Fund--the 12 months ended November 30, 2000--included first a euphoric rise of telecommunications and technology stocks while other sectors languished, and then a dramatic correction of the large valuation differences that had been created by the technology bull market. The change of direction was triggered by investors' increasing insecurity about optimistic earnings growth amid rising interest rates and signs of a slowing U.S. economy.

Although the Fund had a substantial loss over the period, it sustained three percentage points more of its value than its peers in the Lipper Science & Technology Fund Average. (Class A shares declined 12.39%--16.77% to those paying the maximum one-time Class A share sales charge--while the Lipper Average fell 15.65%.) This was a good comparative return. Moreover, managed mutual funds, on average, performed much better than the 17.90% drop of the benchmark S&P SC Technology Index. In a falling market, portfolio managers who follow their stocks closely had an advantage. The Fund's enhanced index portfolio modestly outperformed the Index, as it was designed to do. The larger part of the Fund's outperformance was due to its strategically managed portfolio. A few of its software holdings had very high positive returns, its optical computing holdings performed well, and it benefited somewhat from defensive steps taken late in the reporting period to shield the Fund from losses in the technology sell-off.

Sincerely,

David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Technology Fund

Prudential Technology Fund

         Annual Report   November 30, 2000

Investment Advisers' Report

The decline of technology stocks during our fiscal year was very broad-based. The most significant factor was the 38% drop in shares of telecommunications equipment companies, including a 77% drop in Lucent shares. Lucent alone accounts for 4% of the S&P SC Technology Index. Computer hardware companies, such as Dell Computer and Sun Microsystems, are another large market group that had a substantial decline.
Semiconductor companies averaged a more modest but still significant loss. We believe a large part of the semiconductor fall was due to an inventory correction. During the earlier technology euphoria, many companies ordered more components than they really needed in order to insulate themselves from potential shortages. Inventories were built up. Typically, sales fall after such a build-up as companies delay new orders until they have digested their oversupply.

The modest advantage of the Fund's enhanced index portfolio was primarily due to its selection among software stocks. For example, it overweighted Veritas Software, whose 60% net gain over the period was among the few strong software company performances. In addition, the enhanced index portfolio had a slight overweight in data processing services, a segment that had not seen as much speculative investment, and so weathered the correction with strong gains.

The largest contributions to the strategically managed portfolio's return came from the software companies Oracle and Veritas. Both are among the portfolio's largest holdings.
Oracle is the leading developer of large database software systems and provides consulting and support services for the systems. Veritas is the world's largest supplier of hard disk drives and other data storage. Both had net share-price gains
(including the decline) above 50% over the period, and the portfolio realized even higher returns than that by taking profits judiciously during the period.

Prudential Technology Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 11/30/00
------------------------------------------------------------------
6.4% Corning, Inc./Telecommunications
     Corning is the inventor of, and global market leader in, fiberoptic cable. Its estimated long-term earnings growth is over 27% a year, while share prices have dropped sharply from an August peak. This is a dominant company--its global market share is twice that of its nearest competitor--with a 16% operating margin, strong cash flow, and sharply increasing sales.

3.9% Comverse Technology, Inc./Telecommunications
     Comverse makes telecommunications systems for multimedia communications and complex telecommunications applications, such as call answering and message analysis. Comverse has an estimated long-term earnings growth rate of 30% a year, and a return on equity over 30%.

3.3% CSG Systems International, Inc./Data Processing/Management
     CSG provides equipment for customer service and billing for telecommunications service providers, such as cable
     TV, broadcast satellite service, and telephones. Its operating margin is 31% and its return on equity is 67%. This is a very profitable company, with sales growing 36% a year.

3.1% Sepracor, Inc./Medical Technology
     Sepracor focuses on finding ways to improve existing drugs whose patents are nearing expiration. Its techniques for separating the variant molecular shapes or metabolites of a drug can produce a purer product that is more effective or has fewer side effects than the original. Sepracor typically licenses the improved product back to the developer of the original drug, but has reserved many that it intends to develop and market on its own. The company should file new drug applications for its first two marketed products within the next 12 months.

2.9% JDS Uniphase Corp./Telecommunications
     A leading provider of hardware for fiberoptic communications, its chips increase the carrying capacity of optical fibers.
     Its products are at the heart of Internet expansion.
     Sales rose 406% last year.

Five Largest Holdings--Enhanced Index Portfolio	As of 11/30/00
                        Industry        % of Total Enhanced      % of S&P SC
Security                  Group          Index Market Value   Technology Index*
Cisco Systems, Inc.     Networking              11.3%               11.8%
Microsoft Corp.      Computer Software          10.3%                9.9%
Intel Corp.             Electronics              8.5%                8.3%
EMC Corp.            Computer Hardware           5.6%                5.3%
IBM Corp.            Computer Hardware           5.3%                5.4%
   *Source: Standard & Poor's, based on data retrieved by Factset.

Holdings are subject to change.

                www.prudential.com  (800) 225-1852

     Annual Report   November 30, 2000

Photonics companies--those making equipment for computing and carrying data via light waves--managed exceptionally high returns despite the falling market. These companies are working on the infrastructure for high-speed, low-energy information networks. We benefited particularly from our holdings in SDL, Juniper Networks, and JDS Uniphase (see Comments on Largest Holdings). Investments in Corning, Sycamore, and Nortel, which also make optical computing hardware, made smaller contributions.

SHELTER IN A BEAR MARKET
As technology stocks continued to decline, we looked for a way to diversify our exposure within our general mandate.
In the last few months of our reporting period, we purchased biotechnology stocks and increased our cash holdings.
Both steps helped to protect our return when the S&P SC Technology Index dropped 24% over October and November 2000.
The biotechnology stocks provided a significant positive contribution. We have already taken some profits on them, but we continue to hold several that we think have particularly strong growth potential. Sepracor (see Comments on Largest Holdings) focuses on finding ways to improve existing drugs. Aviron is developing a flu vaccine that can be delivered through a nasal spray, which can be used to vaccinate children for the flu--a largely unserved market today. Millennium Pharmaceuticals develops products that enable physicians to make better informed decisions about treatment alternatives. OSI Pharmaceuticals had licensed a cancer treatment to Pfizer for a small royalty stream.
Pfizer recently returned the drug to OSI in order to clear its path for merging with Warner-Lambert from antitrust problems. The drug has excellent profit potential.
At period-end, biotechnology stocks made up about 5% of the strategically managed portfolio, and cash amounted to about 10%.

LOOKING AHEAD
The strategically managed portfolio is likely to hold
fewer different stocks than formerly, with somewhat
larger holdings in each. These will represent various themes that we believe have long-term growth potential, and generally will be companies with current positive earnings. The portfolio's largest
                                      5

Prudential Technology Fund

          Annual Report   November 30, 2000

holdings will usually be in high-quality companies in growing markets. Because of their long-term potential, many will be core positions--we may add or subtract from our position as market conditions present opportunities, but the companies are likely to remain in the portfolio for some time. Among our five largest holdings at period-end (see Comments on Largest Holdings), only Sepracor is not in this group. Other core positions are in Ciena, Cisco Systems, and Nokia, dominant companies in optical networking systems, computer network routers, and wireless telephone handsets, respectively.

Currently, the portfolio has reduced its holdings in semiconductor companies because inventories are still high and the global economy is slowing.

Prudential Technology Fund Management Team

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note [ZW]
1)
                                                                    [ZW]
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  89.3%
Common Stocks
-------------------------------------------------------------------------------------
Computer Hardware  13.7%
      24,400   Apple Computer, Inc.(a)                              $        [ZW]
402,600
     291,500   Compaq Computer Corp.                                       [ZW]
6,267,250
     154,600   Dell Computer Corp.(a)                                      [ZW]
2,976,050
     237,800   EMC Corp.(a)                                               [ZW]
17,686,375
      16,100   Gateway, Inc.(a)                                              [ZW]
305,900
     187,700   Hewlett-Packard Co.                                         [ZW]
5,936,013
     133,000   International Business Machines Corp.                      [ZW]
12,435,500
       5,500   Lexmark International Group, Inc.(a)                          [ZW]
253,000
       7,000   Mercury Computer Systems, Inc.(a)                             [ZW]
218,313
       8,900   Quantum Corp. - DLT & Storage Systems(a)                      [ZW]
120,150
      26,000   SanDisk Corp.(a)                                            [ZW]
1,035,125
      14,900   Seagate Technology, Inc.(a)                                   [ZW]
737,550
       5,200   Storage Technology Corp.(a)                                    [ZW]
47,450
     148,900   Sun Microsystems, Inc.(a)                                  [ZW]
11,325,706
      43,000   Xerox Corp.                                                   [ZW]
298,313
                                                                    [ZW]
----------------
                                                                          [ZW]
60,045,295
-------------------------------------------------------------------------------------
Computer Services  1.6%
      51,100   ASM Lithography Holding NV(a)                               [ZW]
1,044,356
      21,400   Comdisco, Inc.                                                [ZW]
260,813
       6,500   Computer Sciences Corp.(a)                                    [ZW]
443,219
      14,000   DST Systems, Inc.(a)                                        [ZW]
1,000,125
      34,200   Electronic Data Systems Corp.                               [ZW]
1,810,462
       7,800   Equifax, Inc.                                                 [ZW]
259,350
       3,000   IKON Office Solutions, Inc.                                     [ZW]
9,000
       9,600   InFocus Corp.(a)                                              [ZW]
297,600
       3,000   Jack Henry & Associates, Inc.                                 [ZW]
160,875
       2,300   Kronos, Inc.(a)                                                [ZW]
79,350
       2,900   Mentor Graphics Corp.(a)                                       [ZW]
68,513
       8,600   NCR Corp.(a)                                                  [ZW]
406,350
      12,200   Nova Corp.                                                    [ZW]
232,563
         300   Sapient Corp.(a)                                                [ZW]
5,306

    See Notes to Financial Statements                                      7

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
      15,000   SunGard Data Systems, Inc.(a)                        $        [ZW]
735,937
      16,000   Unisys Corp.(a)                                               [ZW]
195,000
                                                                    [ZW]
----------------
                                                                           [ZW]
7,008,819
-------------------------------------------------------------------------------------
Computer Software  11.6%
      17,400   Adobe Systems, Inc.                                         [ZW]
1,102,725
       1,400   Autodesk, Inc.                                                 [ZW]
36,138
       4,200   Barra, Inc.(a)                                                [ZW]
240,450
      18,100   Cadence Design Systems, Inc.(a)                               [ZW]
424,219
      22,800   Citrix Systems, Inc.(a)                                       [ZW]
542,925
      30,368   Computer Associates International, Inc.                       [ZW]
793,364
      15,100   Dendrite International, Inc.(a)                               [ZW]
255,756
      50,500   Electronic Arts, Inc.(a)                                    [ZW]
1,802,219
       6,900   Intuit, Inc.(a)                                               [ZW]
314,381
      31,900   Mercury Interactive Corp.(a)                                [ZW]
2,147,269
     369,260   Microsoft Corp.(a)                                         [ZW]
21,186,292
      26,400   Network Associates, Inc.(a)                                   [ZW]
343,200
     402,700   Oracle Corp.(a)                                            [ZW]
10,671,550
      16,500   PeopleSoft, Inc.(a)                                           [ZW]
548,625
      48,200   Rational Software Corp.(a)                                  [ZW]
1,518,300
      27,500   Siebel Systems, Inc.(a)                                     [ZW]
1,921,562
      50,250   VERITAS Software Corp.(a)                                   [ZW]
4,902,516
      51,700   Wind River Systems, Inc.(a)                                 [ZW]
2,068,000
                                                                    [ZW]
----------------
                                                                          [ZW]
50,819,491
-------------------------------------------------------------------------------------
Data Processing/Management  3.5%
      43,400   Automatic Data Processing, Inc.                             [ZW]
2,864,400
     181,500   CSG Systems International, Inc.(a)                          [ZW]
8,246,906
      30,100   First Data Corp.                                            [ZW]
1,540,744
      20,200   Fiserv, Inc.(a)                                             [ZW]
1,128,675
       3,700   Informix Corp.(a)                                              [ZW]
13,644
      27,650   Paychex, Inc.                                               [ZW]
1,607,156
                                                                    [ZW]
----------------
                                                                          [ZW]
15,401,525
-------------------------------------------------------------------------------------
Electronics  16.6%
       9,200   Actel Corp.(a)                                                [ZW]
208,725
      29,300   Advanced Micro Devices, Inc.(a)                               [ZW]
446,825

    8                                      See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
      31,546   Agilent Technologies, Inc.(a)                        $      [ZW]
1,646,307
      13,300   Alpha Industries, Inc.(a)                                     [ZW]
406,481
      18,700   Altera Corp.(a)                                               [ZW]
447,631
      57,500   Analog Devices, Inc.(a)                                     [ZW]
2,853,437
      47,438   Applied Materials, Inc.(a)                                  [ZW]
1,918,274
      50,800   Applied Micro Circuits Corp.(a)                             [ZW]
2,460,625
       9,200   Arrow Electronics, Inc.(a)                                    [ZW]
220,225
      56,400   Atmel Corp.(a)                                                [ZW]
544,612
      11,538   Avnet, Inc.                                                   [ZW]
203,357
       7,400   AXT, Inc.(a)                                                  [ZW]
222,463
      33,300   Broadcom Corp.(a)                                           [ZW]
3,246,750
       4,600   Cabot Microelectronics Corp.(a)                               [ZW]
169,049
       8,300   C-Cube Microsystems, Inc.(a)                                  [ZW]
125,538
      21,200   Celestica, Inc.(a)                                          [ZW]
1,105,050
       5,400   Cirrus Logic, Inc.(a)                                         [ZW]
127,575
         900   Credence Systems Corp.(a)                                      [ZW]
17,213
       7,300   Cypress Semiconductor Corp.(a)                                [ZW]
154,212
      11,600   Dallas Semiconductor Corp.                                    [ZW]
342,925
      19,300   Eastman Kodak Co.                                             [ZW]
810,600
       2,200   General Semiconductor, Inc.(a)                                 [ZW]
18,700
       6,700   Integrated Device Technology, Inc.(a)                         [ZW]
199,744
     521,400   Intel Corp.                                                [ZW]
19,845,787
       3,200   International Rectifier Corp.(a)                               [ZW]
96,800
      41,000   Jabil Circuit, Inc.(a)                                      [ZW]
1,281,250
      22,100   KLA-Tencor Corp.(a)                                           [ZW]
607,750
       5,900   L-3 Communications Holdings, Inc.(a)                          [ZW]
381,288
       4,600   Lam Research Corp.(a)                                          [ZW]
69,000
      21,900   Linear Technology Corp.                                     [ZW]
1,036,144
       2,400   Litton Industries, Inc.(a)                                    [ZW]
145,050
      22,700   LSI Logic Corp.(a)                                            [ZW]
408,600
      19,900   Maxim Integrated Products, Inc.(a)                          [ZW]
1,014,900
         900   Methode Eletronics, Inc., Class A                              [ZW]
18,506
      71,000   Micrel, Inc.(a)                                             [ZW]
2,041,250
      71,500   Microchip Technology, Inc.(a)                               [ZW]
1,671,312
      36,700   Micron Technology, Inc.(a)                                  [ZW]
1,156,050
      17,700   National Semiconductor Corp.(a)                               [ZW]
328,556
      18,000   Novellus Systems, Inc.(a)                                     [ZW]
466,875

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
       9,800   Nvidia Corp.(a)                                      $        [ZW]
396,900
       9,700   Pericom Semiconductor Corp.(a)                                [ZW]
151,563
       1,900   Photon Dynamics, Inc.(a)                                       [ZW]
41,800
      77,700   Polaroid Corp.                                                [ZW]
582,750
      11,900   Polycom, Inc.(a)                                              [ZW]
402,369
         300   QLogic Corp.(a)                                                [ZW]
24,281
      25,300   Raytheon Co. (Class B)                                        [ZW]
887,081
      11,800   Sawtek, Inc.(a)                                               [ZW]
606,962
       5,700   Semtech Corp.(a)                                              [ZW]
125,044
      28,600   SmartForce PLC (ADR)(a)                                       [ZW]
916,987
      97,400   Solectron Corp.(a)                                          [ZW]
2,727,200
       9,900   Teradyne, Inc.(a)                                             [ZW]
297,619
     167,669   Texas Instruments, Inc.                                     [ZW]
6,256,150
         800   Transmeta Corp.(a)                                             [ZW]
18,100
      14,500   TranSwitch Corp.(a)                                           [ZW]
395,125
     108,300   TriQuint Semiconductor, Inc.(a)                             [ZW]
3,580,669
      57,600   Vitesse Semiconductor Corp.(a)                              [ZW]
2,484,000
       7,800   Waters Corp.(a)                                               [ZW]
501,637
       5,700   W. W. Grainger, Inc.                                          [ZW]
208,406
      98,600   Xilinx, Inc.(a)                                             [ZW]
3,845,400
                                                                    [ZW]
----------------
                                                                          [ZW]
72,915,479
-------------------------------------------------------------------------------------
Entertainment  0.6%
      61,500   Gemstar-TV Guide International, Inc.(a)                     [ZW]
2,502,281
       8,700   THQ, Inc.(a)                                                  [ZW]
156,056
                                                                    [ZW]
----------------
                                                                           [ZW]
2,658,337
-------------------------------------------------------------------------------------
Internet  5.6%
       3,900   Akamai Technologies Inc.(a)                                   [ZW]
112,125
     166,000   America Online, Inc.(a)                                     [ZW]
6,741,260
      53,900   Art Technology Group, Inc.(a)                               [ZW]
1,546,256
       7,800   Avocent Corp.(a)                                              [ZW]
358,800
      43,800   Commerce One, Inc.(a)                                       [ZW]
1,261,988
      79,300   Digex, Inc.(a)                                              [ZW]
1,680,169
       6,000   Great Plains Software, Inc.(a)                                [ZW]
280,875
       9,800   Macromedia, Inc.(a)                                           [ZW]
627,200
       3,900   PC-Tel, Inc.(a)                                                [ZW]
39,244

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
       6,200   RSA Security, Inc.(a)                                $        [ZW]
266,600
       4,600   Sabre Holdings Corp.(a)                                       [ZW]
164,163
      11,400   Symantec Corp.(a)                                             [ZW]
410,400
      86,300   TMP Worldwide, Inc.(a)                                      [ZW]
5,064,731
      11,200   Verity, Inc.(a)                                               [ZW]
163,100
      52,810   VeriSign, Inc.(a)                                           [ZW]
4,577,967
      36,500   Yahoo!, Inc.(a)                                             [ZW]
1,446,312
                                                                    [ZW]
----------------
                                                                          [ZW]
24,741,190
-------------------------------------------------------------------------------------
Medical Technology  5.9%
       2,600   Adolor Corp.(a)                                                [ZW]
53,909
      36,900   Andrx Corp.-Applied Biosystems Group(a)                     [ZW]
2,633,161
      30,400   Applera Biosystems Group                                    [ZW]
2,511,800
      92,400   Aviron(a)                                                   [ZW]
4,897,200
      42,100   Bruker Daltonics, Inc.(a)                                     [ZW]
763,063
       5,900   Ciphergen Biosystems, Inc.(a)                                  [ZW]
64,900
      39,400   Human Genome Sciences, Inc.(a)                              [ZW]
2,450,188
      49,100   Millenium Pharmaceuticals, Inc.(a)                          [ZW]
2,384,419
      11,500   NPS Pharmaceuticals, Inc.(a)                                  [ZW]
445,625
      44,200   OSI Pharmaceuticals, Inc.(a)                                [ZW]
2,480,725
      99,400   Sepracor, Inc.(a)                                           [ZW]
7,262,412
                                                                    [ZW]
----------------
                                                                          [ZW]
25,947,402
-------------------------------------------------------------------------------------
Networking  8.7%
       7,200   3Com Corp.(a)                                                  [ZW]
88,200
       7,600   Anixter International, Inc.(a)                                [ZW]
141,550
      10,300   Cabletron Systems(a)                                          [ZW]
162,225
     623,300   Cisco Systems, Inc.(a)                                     [ZW]
29,840,487
      43,300   Extreme Networks, Inc.(a)                                   [ZW]
2,224,538
      18,000   Foundry Networks, Inc.(a)                                     [ZW]
663,750
      22,300   Juniper Networks, Inc.(a)                                   [ZW]
2,784,712
      20,800   Network Appliance, Inc.(a)                                  [ZW]
1,027,000
      25,300   Sycamore Networks, Inc.(a)                                  [ZW]
1,048,369
                                                                    [ZW]
----------------
                                                                          [ZW]
37,980,831
-------------------------------------------------------------------------------------
Telecommunications  21.5%
     102,200   ADC Telecommunications, Inc.(a)                             [ZW]
2,063,162
      14,000   Adtran, Inc.(a)                                               [ZW]
489,125

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
      27,300   Avanex Corp.(a)                                      $      [ZW]
1,269,450
      17,525   Avaya, Inc.(a)                                                [ZW]
204,823
         200   Audiovox Corp.(a)                                               [ZW]
1,925
       8,900   Aware, Inc.(a)                                                [ZW]
173,550
      71,600   CIENA Corp.(a)                                              [ZW]
5,437,125
     120,900   Comverse Technology, Inc.(a)                               [ZW]
10,420,069
     306,400   Corning, Inc.                                              [ZW]
17,924,400
       2,600   Corvis Corp.(a)                                                [ZW]
74,913
      14,300   DMC Stratex Networks, Inc.(a)                                 [ZW]
188,581
      50,400   Global Crossing Ltd.(a)                                       [ZW]
623,700
     203,700   JDS Uniphase Corp.(a)                                      [ZW]
10,197,731
     199,600   Lucent Technologies, Inc.                                   [ZW]
3,106,275
      10,500   MasTec, Inc.(a)                                               [ZW]
283,500
     357,255   Motorola, Inc.                                              [ZW]
7,167,428
      29,900   Newport Corp.                                               [ZW]
1,704,300
     122,500   Nokia Corp. (ADR)                                           [ZW]
5,236,875
     281,300   Nortel Networks Corp.                                      [ZW]
10,619,075
      73,817   Palm, Inc.(a)                                               [ZW]
2,671,253
       1,700   Plantronics, Inc.(a)                                           [ZW]
66,513
      44,400   QUALCOMM, Inc.(a)                                           [ZW]
3,563,100
      56,050   REMEC, Inc.(a)                                                [ZW]
760,178
      10,000   Scientific-Atlanta, Inc.                                      [ZW]
403,750
      48,500   SignalSoft Corp.(a)                                           [ZW]
418,313
      66,600   Sonus Networks, Inc.(a)                                     [ZW]
1,619,212
      80,800   Tellabs, Inc.(a)                                            [ZW]
4,282,400
      42,600   Vodafone Group Plc                                          [ZW]
1,459,050
      11,900   VoiceStream Wireless Corp.(a)                               [ZW]
1,350,650
                                                                    [ZW]
----------------
                                                                          [ZW]
93,780,426
                                                                    [ZW]
----------------
------------------------------------------------[ZW]
-------------------------------------
Utility
       4,500   Orion Power Holdings, Inc.(a)                                  [ZW]
84,938
                                                                    [ZW]
----------------
               Total long-term investments (cost $487,095,998)           [ZW]
391,383,733
                                                                    [ZW]
----------------

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
                                                                   [ZW]
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  9.6%
-------------------------------------------------------------------------------------
Repurchase Agreement
$    41,990   Joint Repurchase Agreement Account,
               6.50%, 12/1/00 (cost $41,990,000; Note 5)           $     [ZW]
41,990,000
                                                                   [ZW]
----------------
              Total Investments  98.9%
               (cost $529,085,998; Note 4)                              [ZW]
433,373,733
              Other assets in excess of liabilities  1.1%                 [ZW]
5,010,875
                                                                   [ZW]
----------------
              Net Assets  100%                                     $    [ZW]
438,384,608
                                                                   [ZW]
----------------
                                                                   [ZW]
----------------

------------------------------
(a) Non-income producing.
ADR--American Depository Receipt.
NV--Naamloze Vennootschaap (Dutch Company).
PLC--Public Liability Company (British Company).
    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
                                                                [ZW]
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $529,085,998)                         $ 433,373,733
Receivable for investments sold                                      11,652,894
Receivable for Fund shares sold                                       1,143,781
Dividends and interest receivable                                        80,425
Prepaid expenses and other assets                                         3,072
                                                                -----------------
      Total assets                                                  446,253,905
                                                                -----------------
LIABILITIES
Payable to custodian                                                    785,427
Payable for investments purchased                                     4,033,591
Payable for Fund shares reacquired                                    2,179,815
Distribution fee payable                                                329,543
Accrued expenses                                                        286,443
Management fee payable                                                  254,478
                                                                -----------------
      Total liabilities                                               7,869,297
                                                                -----------------
NET ASSETS                                                        $ 438,384,608
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     376,738
   Paid-in capital in excess of par                                 503,291,586
                                                                -----------------
                                                                    503,668,324
   Accumulated net realized gain on investments                      30,428,549
   Net unrealized depreciation on investments                       (95,712,265)
                                                                -----------------
Net assets, November 30, 2000                                     $ 438,384,608
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
                                                                [ZW]
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($107,924,180 / 9,207,848 shares of common stock issued
      and outstanding)                                                   $11.72
   Maximum sales charge (5% of offering price)                              .62
                                                                -----------------
   Maximum offering price to public                                      $12.34
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($230,357,293 / 19,855,849 shares of common stock
      issued and outstanding)                                            $11.60
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($83,716,888 / 7,216,742 shares of common stock issued
      and outstanding)                                                   $11.60
   Sales charge (1% of offering price)                                      .12
                                                                -----------------
   Offering price to public                                              $11.72
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($16,386,247 / 1,393,323 shares of common stock
      issued and outstanding)                                            $11.76
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
                                                                [ZW]
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Interest                                                       $   1,454,581
   Dividends (net of foreign withholding taxes of $7,496)               525,196
                                                                -----------------
      Total income                                                    1,979,777
                                                                -----------------
Expenses
   Management fee                                                     4,331,355
   Distribution fee--Class A                                            344,684
   Distribution fee--Class B                                          3,066,029
   Distribution fee--Class C                                          1,113,338
   Transfer agent's fees and expenses                                   816,000
   Reports to shareholders                                              163,000
   Custodian's fees and expenses                                        162,000
   Registration fees                                                    130,000
   Legal fees and expenses                                               28,000
   Audit fee                                                             26,000
   Directors' fees                                                       17,000
   Miscellaneous                                                          9,386
                                                                -----------------
      Total expenses                                                 10,206,792
   Less: Management fee waiver                                         (866,271)
                                                                -----------------
      Net expenses                                                    9,340,521
                                                                -----------------
Net investment loss                                                  (7,360,744)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
   Investment transactions                                           45,350,587
   Financial futures contracts                                           31,603
                                                                -----------------
                                                                     45,382,190
Net change in unrealized appreciation (depreciation) of
investments                                                        (158,783,537)
                                                                -----------------
Net loss on investments                                            (113,401,347)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(120,762,091)
                                                                -----------------
                                                                -----------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Changes in Net Assets

                                                   Year           June 30, [ZW]
1999(a)
                                                   Ended               Through
                                             November 30, 2000    November 30, [ZW]
1999
                                                                  [ZW]
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                         $  (7,360,744)       $  [ZW]
(1,301,156)
   Net realized gain on investments               45,382,190            9,670,846
   Net change in unrealized appreciation
      (depreciation) of investments             (158,783,537)          63,071,272
                                             -----------------    [ZW]
-----------------
   Net increase (decrease) in net assets
      resulting from operations                 (120,762,091)          71,440,962
                                             -----------------    [ZW]
-----------------
Distributions from net realized capital
gains (Note 1)
   Class A                                          (669,985)          [ZW]
(1,498,101)
   Class B                                        (1,548,000)          [ZW]
(3,542,180)
   Class C                                          (540,111)          [ZW]
(1,538,490)
   Class Z                                          (104,204)            [ZW]
(289,280)
                                             -----------------    [ZW]
-----------------
                                                  (2,862,300)          [ZW]
(6,868,051)
                                             -----------------    [ZW]
-----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Proceeds from shares sold                     433,704,435          260,789,621
   Net asset value of shares issued in
      reinvestment of distributions                9,378,174                   --
   Cost of shares reacquired                    (181,929,885)         [ZW]
(24,506,257)
                                             -----------------    [ZW]
-----------------
   Net increase in net assets from Fund
      share transactions                         261,152,724          236,283,364
                                             -----------------    [ZW]
-----------------
Total increase                                   137,528,333          300,856,275
NET ASSETS
Beginning of period                              300,856,275                   --
                                             -----------------    [ZW]
-----------------
End of period                                  $ 438,384,608        $ 300,856,275
                                             -----------------    [ZW]
-----------------
                                             -----------------    [ZW]
-----------------
---------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Utility Fund and Prudential Technology Fund (the 'Fund'). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999. The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of technology companies. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked price or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 P.M., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are
    18

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at the Fund levels.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial future contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and
                                                                          19

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering and Organization Costs:    The Fund incurred approximately
$58,000 in connection with the organization of the Fund. Organization costs of $7,100 were expensed and offering costs of $50,900 were amortized in the first year of operations ending June 2000.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect on the Fund of applying this statement was to decrease undistributed net investment loss by $7,360,744, decrease accumulated net realized gain by $13,831,431 and increasing paid-in capital in excess of par by $6,470,687 for a tax operating loss and redemptions utilized as distributions during the year ended November 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from inception date through August 23, 2000. Effective August 24, 2000, PIFM entered into a separate subadvisory agreement with Jennison Associates LLC ('Jennison'), under which Jennison provides investment advisory services for the strategically managed segment. PIC continues to provide services for the enhanced index portion of the Fund's assets. PIFM pays for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The change in subadvisory agreements had no impact on the management fee charged to the Fund.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets. PIFM agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee which amounted to $866,271 ($.023 per share for Class A, B, C and Z shares) for the year
    20

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

ended November 30, 2000. The Fund is not required to reimburse PIFM for such waiver. Effective December 1, 2000 PIFM eliminated its management fee waiver.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $964,600 and $484,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $862,400 and $116,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIMS, PIC and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2000.
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $713,800 for the services of PMFS. As of November 30, 2000, approximately $69,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended November 30, 2000, Prudential Securities Incorporated, a wholly owned subsidiary of the Prudential Insurance Company of America, earned approximately $29,600 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000, were $1,017,895,305 and $812,998,389, respectively.

      The federal income tax basis of the Fund's investments at November 30, 2000 was $539,233,872 and, accordingly, net unrealized depreciation for federal income tax purposes was $105,860,139 (gross unrealized appreciation--$22,733,134; gross unrealized depreciation--$128,593,273).

      The Fund has elected to treat approximately $5,097,503 of net capital losses incurred in the one month period ended November 30, 2000 as having occurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a 4.77% undivided interest in the joint account. The undivided interest for the Fund represents $41,990,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.
    22

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

      Bear, Stearns & Co., Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities, Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex. Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          [ZW]
Amount
----------------------------------------------------------  -----------    [ZW]
-------------
Year ended November 30, 2000:
Shares sold                                                   7,554,537    $ [ZW]
127,088,061
Shares reinvestment                                             147,327        [ZW]
2,085,243
Shares reacquired                                            (4,403,181)     [ZW]
(71,819,641)
                                                            -----------    [ZW]
-------------
Net increase (decrease) in shares outstanding before
  conversion                                                  3,298,683       [ZW]
57,353,663
Shares issued upon conversion from Class B                      999,231       [ZW]
18,198,478
                                                            -----------    [ZW]
-------------
Net increase (decrease) in shares outstanding                 4,297,914    $  [ZW]
75,552,141
                                                            -----------    [ZW]
-------------
                                                            -----------    --[ZW]
-----------

                                                                          23

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

Class A                                                       Shares          [ZW]
Amount
----------------------------------------------------------  -----------    [ZW]
-------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                   6,084,868    $  [ZW]
64,145,519
Shares reacquired                                            (1,188,102)     [ZW]
(13,262,726)
                                                            -----------    [ZW]
-------------
Net increase (decrease) in shares outstanding before
  conversion                                                  4,896,766       [ZW]
50,882,793
Shares issued upon conversion from Class B                       [ZW]
13,168          149,719
                                                            -----------    [ZW]
-------------
Net increase (decrease) in shares outstanding                 4,909,934    $  [ZW]
51,032,512
                                                            -----------    [ZW]
-------------
                                                            -----------    [ZW]
-------------
Class B
----------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                  13,230,377    $ [ZW]
224,849,200
Shares issued in reinvestment of dividends and
  distributions                                                 345,964        [ZW]
4,876,138
Shares reacquired                                            (4,340,457)     [ZW]
(71,944,119)
                                                            -----------    [ZW]
-------------
Net increase (decrease) in shares outstanding before
  conversion                                                  9,235,884      [ZW]
157,781,219
Shares reacquired upon conversion into Class A               (1,006,020)     [ZW]
(18,198,478)
                                                            -----------    [ZW]
-------------
Net increase (decrease) in shares outstanding                 8,229,864    $ [ZW]
139,582,741
                                                            -----------    [ZW]
-------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                  12,089,533    $ [ZW]
129,326,211
Shares reacquired                                              (450,357)      [ZW]
(5,371,488)
                                                            -----------    [ZW]
-------------
Net increase (decrease) in shares outstanding before
  conversion                                                 11,639,176      [ZW]
123,954,723
Shares reacquired upon conversion into Class A                  (13,191)        [ZW]
(149,719)
                                                            -----------    [ZW]
-------------
Net increase (decrease) in shares outstanding                11,625,985    $ [ZW]
123,805,004
                                                            -----------    [ZW]
-------------
                                                            -----------    [ZW]
-------------
Class C
----------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                   3,685,652    $  [ZW]
62,172,962
Shares issued in reinvestment of dividends and
  distributions                                                 144,323        [ZW]
2,029,705
Shares reacquired                                            (1,564,628)     [ZW]
(26,004,649)
                                                            -----------    [ZW]
-------------
Net increase (decrease) in shares outstanding                 2,265,347    $  [ZW]
38,198,018
                                                            -----------    [ZW]
-------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                   5,292,766    $  [ZW]
55,378,868
Shares reacquired                                              (341,371)      [ZW]
(3,851,186)
                                                            -----------    [ZW]
-------------
Net increase (decrease) in shares outstanding                 4,951,395    $  [ZW]
51,527,682
                                                            -----------    [ZW]
-------------
                                                            -----------    [ZW]
-------------
Class Z
----------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                   1,148,426    $  [ZW]
19,594,212
Shares issued in reinvestment of dividends and
  distributions                                                  [ZW]
27,368          387,088
Shares reacquired                                              (727,156)     [ZW]
(12,161,476)
                                                            -----------    [ZW]
-------------
Net increase (decrease) in shares outstanding                   448,638    $   [ZW]
7,819,824
                                                            -----------    [ZW]
-------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                   1,125,739    $  [ZW]
11,939,023
Shares reacquired                                              (181,054)      [ZW]
(2,020,857)
                                                            -----------    [ZW]
-------------
Net increase (decrease) in shares outstanding                   944,685    $   [ZW]
9,918,166
                                                            -----------    [ZW]
-------------
                                                            -----------    [ZW]
-------------
---------------
(a) Commencement of investment operations.

    24

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights

                                                                   Class A
                                                   [ZW]
---------------------------------------
                                                                         June [ZW]
30, 1999(b)
                                                      Year Ended              [ZW]
Through
                                                   November 30, 2000     [ZW]
November 30, 1999
------------------------------------------------------------------------------------------------
                                                                         [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $   13.44              $ [ZW]
10.00
                                                   -----------------         [ZW]
--------
Income from investment operations
Net investment loss(d)                                     (0.11)               [ZW]
(0.04)
Net realized and unrealized gains on
   investment transactions                                 [ZW]
(1.53)                3.80
                                                   -----------------         [ZW]
--------
   Total from investment operations                        [ZW]
(1.64)                3.76
                                                   -----------------         [ZW]
--------
Less distributions
Distributions from net realized gain on
investments                                                (0.08)               [ZW]
(0.32)
                                                   -----------------         [ZW]
--------
Net asset value, end of period                         $   11.72              $ [ZW]
13.44
                                                   -----------------         [ZW]
--------
                                                   -----------------         [ZW]
--------
TOTAL RETURN(a)                                           (12.39)%              [ZW]
37.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $ 107,924              [ZW]
$65,991
Average net assets (000)                               $ 137,874              [ZW]
$46,443
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                                  [ZW]
1.08%                1.47%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  [ZW]
0.83%                1.22%(c)
   Net investment loss                                     (0.74)%              [ZW]
(1.00)%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                   [ZW]
151%                  38%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     25

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                                   Class B
                                                   [ZW]
---------------------------------------
                                                                         June [ZW]
30, 1999(b)
                                                      Year Ended              [ZW]
Through
                                                   November 30, 2000     [ZW]
November 30, 1999
------------------------------------------------------------------------------------------------
                                                                         [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $   13.40             [ZW]
$   10.00
                                                   -----------------     [ZW]
-----------------
Income from investment operations
Net investment loss(d)                                     [ZW]
(0.23)                (0.06)
Net realized and unrealized gains on
   investment transactions                                 [ZW]
(1.49)                 3.78
                                                   -----------------     [ZW]
-----------------
   Total from investment operations                        [ZW]
(1.72)                 3.72
                                                   -----------------     [ZW]
-----------------
Less distributions
Distributions from net realized gain on
investments                                                [ZW]
(0.08)                (0.32)
                                                   -----------------     [ZW]
-----------------
Net asset value, end of period                         $   11.60             [ZW]
$   13.40
                                                   -----------------     [ZW]
-----------------
                                                   -----------------     [ZW]
-----------------
TOTAL RETURN(a)                                           [ZW]
(13.03)%               37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $ 230,357             $ [ZW]
155,801
Average net assets (000)                               $ 306,603             $  [ZW]
97,787
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                                  [ZW]
1.83%                 2.22%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  [ZW]
0.83%                 1.22%(c)
   Net investment loss                                     [ZW]
(1.49)%               (1.75)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                                   Class C
                                                   [ZW]
---------------------------------------
                                                                         June [ZW]
30, 1999(b)
                                                      Year Ended              [ZW]
Through
                                                   November 30, 2000     [ZW]
November 30, 1999
------------------------------------------------------------------------------------------------
                                                                         [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $   13.40              $ [ZW]
10.00
                                                   -----------------         [ZW]
--------        ---
Income from investment operations
Net investment loss(d)                                     (0.23)               [ZW]
(0.07)
Net realized and unrealized gains on
   investment transactions                                 [ZW]
(1.49)                3.79
                                                   -----------------         [ZW]
--------
   Total from investment operations                        [ZW]
(1.72)                3.72
                                                   -----------------         [ZW]
--------
Less distributions
Distributions from net realized gain on
investments                                                (0.08)               [ZW]
(0.32)
                                                   -----------------         [ZW]
--------
Net asset value, end of period                         $   11.60              $ [ZW]
13.40
                                                   -----------------         [ZW]
--------
                                                   -----------------         [ZW]
--------
TOTAL RETURN(a)                                           (13.03)%              [ZW]
37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $  83,717              [ZW]
$66,353
Average net assets (000)                               $ 111,334              [ZW]
$46,510
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                                  [ZW]
1.83%                2.22%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  [ZW]
0.83%                1.22%(c)
   Net investment loss                                     (1.49)%              [ZW]
(1.75)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                                   Class Z
                                                   [ZW]
---------------------------------------
                                                                         June [ZW]
30, 1999(b)
                                                      Year Ended              [ZW]
Through
                                                   November 30, 2000     [ZW]
November 30, 1999
------------------------------------------------------------------------------------------------
                                                                         [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 13.46               $ [ZW]
10.00
                                                       --------              [ZW]
--------
Income from investment operations
Net investment loss(d)                                    (0.08)                [ZW]
(0.03)
Net realized and unrealized gains on
   investment transactions                                [ZW]
(1.54)                 3.81
                                                       --------              [ZW]
--------
   Total from investment operations                       [ZW]
(1.62)                 3.78
                                                       --------              [ZW]
--------
Less distributions
Distributions from net realized gain on
investments                                               (0.08)                [ZW]
(0.32)
                                                       --------              [ZW]
--------
Net asset value, end of period                          $ 11.76               $ [ZW]
13.46
                                                       --------              [ZW]
--------
                                                       --------              [ZW]
--------
TOTAL RETURN(a)                                          (12.23)%               [ZW]
37.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $16,386               [ZW]
$12,711
Average net assets (000)                                $21,704               $ [ZW]
8,743
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                                 [ZW]
0.83%                 1.22%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                 [ZW]
0.83%                 1.22%(c)
   Net investment loss                                     [ZW]
(.49)%                (.75)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Technology Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001
                                                                          29

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Tax Information (Unaudited)

      We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 2000) as to the federal tax status of dividends paid by the Fund during its fiscal year ended November 30, 2000. During 2000, the Fund paid to Class A, B, C and Z shares a short-term capital gain distribution of $.08 which is taxable as ordinary income. The Fund utilized redemptions as distributions in the amount of $.12 and $.05 per Class A, Class B, Class C and Class Z shares of short-term and long-term capital gains, respectively. Further, we wish to advise you that 0.8% of the ordinary income dividends paid in 2000 qualified for the corporate dividends received deduction available to corporate taxpayers.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
    30

Prudential Technology Fund

      Getting the Most from Your Prudenal Mutual Fund

WhWhen you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative.
Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It? Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be
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markets seldom move in just one direction. There are times
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little in the way of total return. Managing your own
expectations is easier with help from someone who understands
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Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that
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While the newspapers and popular magazines are full of
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personally. Your financial professional will review your
investment objectives with you. This means you can make financial decisions based on the assets and
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tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes.
But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Technology Fund

    Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at
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


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Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Technology Fund

    Class A     Growth of a $10,000 Investment

<GRAPH>

Average Annual Total Returns as of 11/30/00
                      One Year       Five Years     Ten Years   Since Inception
With Sales Charge     -16.77%           N/A            N/A           10.01%
Without Sales Charge  -12.39%           N/A            N/A           14.05%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Technology Fund (Class A shares) with a similar investment in the Standard & Poor's SuperComposite
1500 Index (S&P SuperComposite 1500 Index) and the
Standard & Poor's SuperComposite Technology Index
(S&P SC Technology Index) by portraying the initial account values at the commencement of operations of Class A shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The S&P SuperComposite 1500 Index is an unmanaged index that is a combination of the S&P 500 Index (Standard &
Poor's 500 Index comprises 500 large, established, publicly traded stocks); the S&P Mid-Cap 400 Index (Standard & Poor's
Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500); and the S&P SmallCap 600 Index (Standard & Poor's SmallCap
600 Index comprises 600 small-capitalization stocks), which provides a broad representation of the entire
U.S. market, representing approximately 87% of the total U.S. equity market capitalization. The S&P SC
Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SuperComposite 1500 Index. The Indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Indexes may differ from the securities in the Fund. These Indexes are not the only ones that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

Average Annual Total Returns as of 11/30/00
                      One Year       Five Years     Ten Years   Since Inception
With Sales Charge     -17.38%           N/A            N/A           10.55%
Without Sales Charge  -13.03%           N/A            N/A           13.23%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Technology Fund (Class B shares) with a similar investment in the S&P SuperComposite 1500 Index and the S&P SC Technology Index by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on November 30, 2000; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.

The S&P SuperComposite 1500 Index is an unmanaged index that is a combination ofthe S&P 500 Index
(Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks); the S&P
Mid-Cap 400 Index (Standard & Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500); and the S&P SmallCap 600
Index (Standard & Poor's SmallCap 600 Index comprises 600 small-capitalization stocks), which provides a broad representation of the entire U.S.
market, representing approximately 87% of the total U.S. equity market capitalization. The S&P SC
Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SuperComposite 1500 Index. The Indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Indexes may differ from the securities in the Fund. These Indexes are not the only ones that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential Technology Fund

    Class C     Growth of a $10,000 Investment

Average Annual Total Returns as of 11/30/00
                      One Year       Five Years     Ten Years   Since Inception
With Sales Charge     -14.90%           N/A            N/A           11.77%
Without Sales Charge  -13.03%           N/A            N/A           13.23%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Technology Fund (Class C shares) with a similar investment in the S&P SuperComposite 1500 Index and the S&P SC Technology Index by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year
(November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on November 30, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P SuperComposite 1500 Index is an unmanaged index that is a combination of the S&P 500 Index (Standard &
Poor's 500 Index comprises 500 large, established, publicly traded stocks); the S&P Mid-Cap 400 Index (Standard &
Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500); and the S&P SmallCap 600 Index (Standard & Poor's SmallCap 600
Index comprises 600 small-capitalization stocks), which provides a broad representation of the entire U.S. market, representing approximately 87% of the total U.S. equity market capitalization. The S&P SC Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SuperComposite 1500 Index. The Indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Indexes may differ from the securities in the Fund. These Indexes are not the only ones that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

            www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 11/30/00
                      One Year       Five Years     Ten Years   Since Inception
With Sales Charge     -12.23%           N/A            N/A           14.32%
Without Sales Charge  -12.23%           N/A            N/A           14.32%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Technology Fund
(Class Z shares) with a similar investment in the S&P
SuperComposite 1500 Index and the S&P SC Technology Index by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P SuperComposite 1500 Index is an unmanaged index that is a combination of the S&P 500 Index (Standard
& Poor's 500 Index comprises 500 large, established, publicly traded stocks); the S&P Mid-Cap 400 Index
(Standard & Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500); and the S&P SmallCap 600 Index (Standard &
Poor's SmallCap 600 Index comprises 600 small-capitalization stocks), which provides a broad representation of the entire U.S. market, representing approximately 87% of the total U.S. equity market capitalization. The S&P SC Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P
SuperComposite 1500 Index. The Indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Indexes may differ from the securities in the Fund. These Indexes are not the only ones that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols     NASDAQ      CUSIP
  Class A        PTYAX     74437K889
  Class B        PTYBX     74437K871
  Class C        PTYCX     74437K863
  Class Z        PTFZX     74437K855

MF188E5

(LOGO)Printed on Recycled Paper

ANNUAL REPORT    NOVEMBER 30, 2000

Prudential
Utility Fund

Fund Type Stock
Objective Total return through capital appreciation and current income

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Utility Fund invests in equity-related and investment-grade debt securities of utility companies--primarily electric, natural gas, gas pipeline, telephone and telecommunications, water, and cable--both in the United States and abroad. Utility investments can be affected by government regulations, the price of fuel, environmental factors, and interest rates. Foreign investments are subject to additional risks, including currency, political and social risks, and illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 11/30/00

  U.S.   Foreign
 44.0%    3.3%    Electrical Power
 16.6     0.4     Gas Pipelines
 13.7     2.9     Telecommunications
  7.2     1.0     Oil & Gas
                  Exploration/Production
  4.3     N/A     Miscellaneous
  4.1     N/A     Gas Distribution
  2.5     N/A     Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 11/30/00
4.6% Exelon Corp.
     Electrical Power
3.3  NiSource, Inc.
     Electrical Power
3.3  Coastal Corp.
     Gas Pipelines
3.1  Northeast Utilities Co.
     Electrical Power
2.8  Kinder Morgan, Inc.
     Gas Pipelines
2.8  Williams Companies, Inc.
     Gas Pipelines
2.7  Questar Corp.
     Gas Pipelines
2.3  Dynegy, Inc.
     Gas Pipelines
2.3  Equitable Resources, Inc.
     Gas Pipelines
2.2  CMS Energy Corp.
     Electrical Power

Holdings are subject to change.

                www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1       As of 11/30/00

                             One      Five       Ten        Since
                             Year     Years     Years     Inception2
Class A                     28.85%   133.49%   305.03%      298.83%
Class B                     27.81    124.95    275.14      1759.91
Class C                     27.81    124.95      N/A        153.51
Class Z                     29.13      N/A       N/A        123.55
Lipper Utility Fund Avg.3    6.53    100.70    253.53        ***

Average Annual Total Returns1          As of 12/31/00

                             One      Five       Ten        Since
                             Year     Years     Years     Inception2
Class A                     33.03%    18.42%    15.25%      13.84%
Class B                     33.91     18.63     14.96       16.78
Class C                     36.52     18.49      N/A        16.96
Class Z                     40.29      N/A       N/A        20.21

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B,
8/10/81; Class C, 8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Utility Fund category. The Lipper average is unmanaged. Utility funds invest at least
65% of their equity portfolios in utility shares.

***Lipper Since Inception returns are 261.67% for
Class A; 987.89% for Class B; 144.07% for Class C;
and 91.54% for Class Z, based on all funds
in each share class.
                                             1

(LOGO)            January 16, 2001

DEAR SHAREHOLDER,
After a number of years of taking a back seat to high-flying growth and technology stocks, gas and electric stocks staged an impressive turnaround during the reporting period. This was due to a variety of factors, including a dramatic increase in demand and a lack of new investment in electric utilities that would have helped to meet the country's growing needs. As a result, well-positioned firms in the power industries were able to generate strong results with their improved pricing position.

During the one-year reporting period ended November
30, 2000, the Prudential Utility Fund's Class A shares returned 28.85%--22.41% to those paying the one-time Class A share sales charge. This compares very favorably to the 6.53% return for the Lipper
Utility Fund Average during the same period. We believe the disparity in returns versus the Lipper peer group may be due to the management team's astute decision to focus on gas and utility stocks.
In contrast, many other utility funds had a greater exposure to telecommunications stocks, which performed poorly during much of the period.

As we've seen with the performance of utility stocks during the last several years, market sectors periodically go in and out of favor. As such, we remain committed to our belief that maintaining a diversified portfolio and taking a long-term investment approach are vital.

As always, we appreciate your confidence, and look forward to serving your investment needs in the future.

Sincerely,


David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Utility Fund

Prudential Utility Fund

  Annual Report   November 30, 2000

INVESTMENT ADVISER'S REPORT

A DRAMATIC TURN OF EVENTS
In the Fund's annual report to shareholders a year ago, we had the difficult task of explaining why gas and electric stocks had been in a bear market for a number of years. However, despite this lengthy period of relative underperformance, we felt strongly that better days--in fact, much better days--would soon be at hand for these industries.

In addition, we went somewhat out on a limb by disagreeing with conventional wisdom regarding the outlook for telecommunications stocks. The three major industries in the utility sector--electric, gas, and telecommunications--had, in the year just ended, posted dramatically different results.
Telecommunications stocks surged as investors were drawn to the seemingly endless outperformance of technology-related stocks. In contrast, the positive fundamentals of electric and gas stocks were largely ignored. However, we noted that "statistics reflect very optimistic views of earnings prospects for telecommunications stocks," and that "deadly competition will limit pricing power, constraining profit growth" for the sector.

Alternately, we explained that "the power shortage in the United States means swifter profit growth for its gas and electric companies. Nonetheless, they sell for slightly more than half of the price/earnings ratio of the S&P 500 overall." We concluded, "there are few values now to compare with those in the utility sector."

As we look back, our prognosis was correct on all
counts. During the reporting period, the
communications services component of the S&P 500
Index fell 35%--the worst performing sector of the
Index. In contrast, the utility component of the
Index rose 47.50%--the best performing part of the
Index.
                                       3

Prudential Utility Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings    As of 11/30/00
---------------------------------------------------------------
4.6% Exelon Corp./Electrical Power
     Exelon provides retail electric and natural gas service in Chicago and southeastern Pennsylvania, and engages in the wholesale marketing of electricity on a national basis. The firm also participates in joint ventures that provide telecommunication services in metro Philadelphia.

3.3% NiSource Inc./Electrical Power
     NiSource is a holding company whose operating companies engage in virtually all phases of the natural gas business. These activities include exploration and production, transmission, storage and distribution, as well as electric generation, transmission and distribution.

3.3% Coastal Corp./Gas Pipelines
     Early in the year, Coastal agreed to be acquired by El Paso Energy Corp. The combined company will have a substantial exploration and production subsidiary and the largest gas pipeline system in the United
     States. The firm will also be well exposed to the increase in demand for natural gas, as a growing number of gas-fired plants are constructed. The acquisition is expected to take place in the near future.

3.1% Northeast Utilities Co./Electrical Power
     Northeast Utilities is New England's largest electric utility. Con Edison is seeking to acquire the firm, which would create a company distributing electricity and natural gas to nearly 6 million customers living between Pennsylvania's northeastern corner and the Canadian border.

2.8% Kinder Morgan, Inc./Gas Pipelines
     An integrated energy services provider whose operations include the gathering, processing, transporting, and storing of natural gas. The company is also engaged in the marketing of natural gas and natural gas liquids, and electric power generation and sales.

     Holdings are subject to change.

            www.prudential.com  (800) 225-1852

    Annual Report     November 30, 2000

INCREASING DEMAND ACROSS THE COUNTRY
Throughout the reporting period, parts of the United States experienced periods of sometimes extreme power shortages. A decade-long economic expansion has led to surging demand for electricity. At the same time, investment in new electricity generation capacity has not been adequate enough to provide a reliable supply.

As a result, warnings of brownouts and periodic blackouts permeated the news during the summer months. And the worst may be yet to come. As we write this report, the state of California is on the brink of experiencing a full-fledged breakdown in its power system. The state's power shortage is having a ripple effect, as federal officials have ordered suppliers in the Northwest to send emergency electricity to California, thus taxing the suppliers' own depleted resources.

The problems do not end with the shortage of electricity. In addition, virtually all new power plants burn less-polluting natural gas.
Unfortunately, the United States has not been replacing reserves as quickly as they have been used, so there is a gas shortage as well. Rising gas prices should benefit the gas utilities held by the Fund.

CHALLENGES LEADING TO INVESTMENT OPPORTUNITY
There are few more important fundamental investment
considerations than the impact of supply and
demand. As we've explained, in the electric and gas
industries, demand has far exceeded supply. This
has resulted in increased pricing power for well-
run firms in these areas--exactly the types of
companies targeted by the Fund. Throughout the
period, we focused on companies that have strong
capacity or command of fuels that would be in short
supply. We have also emphasized firms that
transport natural gas, as the increase in demand
has led to dramatic revenue and profit growth. In
both cases, the Fund was able to generate
outstanding results from its electric and gas-
related holdings.
                                    5

MINIMIZING THE IMPACT OF THE COMMUNICATIONS CORRECTION
Unlike many other utility mutual funds that emphasized telecommunications stocks, we maintained an underweight exposure in this area. While this was detrimental to performance last year when communications stocks performed well, this strategy helped us to sidestep much of the carnage that occurred in the sector during the reporting period. In addition, the sharp correction in these stocks has allowed us to selectively add to our telecommunications holdings at what we believe to be very attractive prices, although our weighting is still low.

LOOKING AHEAD--FUNDAMENTALS REMAIN POSITIVE
Even with the strong performance of gas and utility stocks this year, we remain optimistic about the long-term prospects for these industries. As we see it, the potential investment benefits that are related to the power shortage are in the early stages. It will take years, if not longer, to build the electric infrastructure required just to meet today's demand levels. For example, no new power plants have been built in California in 10 years, and it will require a substantial build-up going forward to solve the state's problem.

In addition, the price/earnings ratio of gas and electric firms continues to be very attractive, despite this year's substantial outperformance. As a result, we believe the fundamentals in these areas remain compelling. Of course we will remain diligent and actively manage the portfolio to take advantage of long-term opportunities.

Prudential Utility Fund Management Team

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note [ZW]
1)
                                                                    [ZW]
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
Common Stocks  96.5%
-------------------------------------------------------------------------------------
Business Services  1.2%
   1,261,900   Convergys Corp.(a)(b)                                $     [ZW]
53,078,669
-------------------------------------------------------------------------------------
Coal  0.7%
     875,800   Fluor Corp.                                                [ZW]
31,966,700
-------------------------------------------------------------------------------------
Electrical Power  47.3%
   2,065,200   Allegheny Energy, Inc.                                     [ZW]
86,222,100
   1,609,100   Avista Corp.                                               [ZW]
32,885,981
     750,000   Calpine Corp.(a)(b)                                        [ZW]
26,625,000
   2,513,085   Cinergy Corp.                                              [ZW]
80,261,652
     975,400   Cleco Corp.                                                [ZW]
45,660,913
   3,609,000   CMS Energy Corp.(b)                                       [ZW]
100,375,312
   1,971,600   Constellation Energy Group                                 [ZW]
80,219,475
   2,815,400   DPL, Inc.                                                  [ZW]
86,221,625
     988,600   Edison International                                       [ZW]
22,676,013
   4,403,500   Energy East Corp.                                          [ZW]
89,170,875
   2,117,900   Entergy Corp.                                              [ZW]
87,098,637
   3,115,075   Exelon Corp.                                              [ZW]
206,373,719
     886,000   FirstEnergy Corp.                                          [ZW]
26,137,000
     645,300   FPL Group, Inc.(b)                                         [ZW]
42,751,125
   2,031,300   GPU, Inc.                                                  [ZW]
71,476,369
     700,000   H Power Corp.(a)(b)                                         [ZW]
3,806,250
   9,581,599   Innogy Holdings PLC (United Kingdom)                       [ZW]
25,271,893
   9,581,599   International Power PLC (United Kingdom)(a)                [ZW]
35,107,440
   1,800,000   Korea Electric Power Corp. (ADR) (Korea)(b)                [ZW]
18,000,000
   5,345,500   Niagara Mohawk Holdings, Inc.                              [ZW]
87,866,656
   5,670,836   NiSource, Inc.                                            [ZW]
145,669,600
   6,367,300   Northeast Utilities                                       [ZW]
137,294,906
   1,144,905   NSTAR                                                      [ZW]
45,152,191
     801,500   Orion Power Holdings, Inc.(a)(b)                           [ZW]
15,128,313
   1,839,900   PG&E Corp.                                                 [ZW]
50,482,256
   2,032,300   Pinnacle West Capital Corp.                                [ZW]
94,628,969
   2,505,600   Public Service Co. of New Mexico                           [ZW]
60,604,200
   1,105,600   Public Service Enterprise Group, Inc.                      [ZW]
47,264,400

    See Notes to Financial Statements                                      7

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
   1,973,200   Puget Sound Energy, Inc.(b)                          $     [ZW]
51,673,175
   9,027,967   ScottishPower PLC (United Kingdom)                         [ZW]
67,831,063
   2,904,440   Sierra Pacific Resources                                   [ZW]
45,926,457
   1,642,500   Southern Co.                                               [ZW]
51,841,406
   1,760,140   Unisource Energy Corp.                                     [ZW]
25,852,056
     965,100   Western Resources, Inc.                                    [ZW]
22,076,663
                                                                    [ZW]
----------------
                                                                       [ZW]
2,115,633,690
-------------------------------------------------------------------------------------
Gas Distribution  4.1%
     686,500   Energen Corp.                                              [ZW]
19,608,156
   1,971,592   KeySpan Corp.                                              [ZW]
75,166,945
   1,472,000   MCN Energy Group, Inc.                                     [ZW]
40,204,000
     794,300   NICOR, Inc.                                                [ZW]
30,630,194
     610,800   WGL Holdings, Inc.                                         [ZW]
16,911,525
                                                                    [ZW]
----------------
                                                                         [ZW]
182,520,820
-------------------------------------------------------------------------------------
Gas Pipelines  17.0%
   2,298,900   Dynegy, Inc.                                              [ZW]
101,726,325
   1,581,500   El Paso Energy Corp.(b)                                    [ZW]
94,988,844
   1,821,700   Equitable Resources, Inc.                                 [ZW]
101,559,775
   3,039,950   Kinder Morgan, Inc.(b)                                    [ZW]
125,967,928
   9,135,460   Lattice Group PLC (United Kingdom)(a)                      [ZW]
19,406,389
     677,500   National Fuel Gas Co.                                      [ZW]
38,575,156
   4,285,800   Questar Corp.                                             [ZW]
119,466,675
   1,446,300   Western Gas Resources, Inc.                                [ZW]
35,163,169
   3,471,022   Williams Companies, Inc.                                  [ZW]
122,787,403
                                                                    [ZW]
----------------
                                                                         [ZW]
759,641,664
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  8.2%
     955,500   Anadarko Petroleum Corp.(b)                                [ZW]
56,852,250
   2,127,092   BG Group PLC (ADR) (United Kingdom)(b)                     [ZW]
44,535,989
   1,982,850   Coastal Corp.                                             [ZW]
145,243,762
   1,100,000   Devon Energy Corp.(b)                                      [ZW]
54,175,000
   1,607,310   EEX Corp.                                                   [ZW]
5,424,671
     632,600   Kerr-McGee Corp.(b)                                        [ZW]
38,469,988
   1,484,300   Pioneer Natural Resources Co.                              [ZW]
21,522,350
                                                                    [ZW]
----------------
                                                                         [ZW]
366,224,010

    8                                      See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note [ZW]
1)
------------------------------------------------------------------------------------------
                                                                    [ZW]
Real Estate Investment Trust  0.9%
   1,774,900   Crescent Real Estate Equities Co.                    $     [ZW]
39,491,525
-------------------------------------------------------------------------------------
Telecommunications  16.6%
     728,100   ALLTEL Corp.                                               [ZW]
44,596,125
   3,265,000   Asia Global Crossing Ltd.(a)                               [ZW]
14,692,500
   2,273,500   AT&T Corp.                                                 [ZW]
44,617,437
     890,600   BellSouth Corp.                                            [ZW]
37,238,213
   2,188,200   CenturyTel, Inc.                                           [ZW]
76,997,287
     431,720   E.On AG (Germany)                                          [ZW]
24,465,687
   5,184,400   Global Crossing Ltd.(a)(b)                                 [ZW]
64,156,950
   1,334,400   Millicom International Cellular SA
                (Luxembourg)(a)(b)                                        [ZW]
30,024,000
   1,784,200   Nextel Communications, Inc.(a)(b)                          [ZW]
55,310,200
   1,359,481   Qwest Communications International, Inc.(a)                [ZW]
51,320,408
   1,438,450   SBC Communications, Inc.                                   [ZW]
79,024,847
     961,800   Telefonos de Mexico, SA (ADR) (Mexico)(b)                  [ZW]
45,084,375
   1,587,138   Verizon Communications, Inc.(b)                            [ZW]
89,177,316
     923,100   Vodafone Group PLC (ADR) (United Kingdom)(b)               [ZW]
31,616,175
   3,617,800   WorldCom, Inc.(a)                                          [ZW]
54,040,887
                                                                    [ZW]
----------------
                                                                         [ZW]
742,362,407
-------------------------------------------------------------------------------------
Water Utilities  0.5%
   3,453,200   Azurix Corp.(a)                                            [ZW]
20,719,200
                                                                    [ZW]
----------------
               Total common stocks (cost $3,009,482,311)               [ZW]
4,311,638,685
Preferred Stocks  0.9%
-------------------------------------------------------------------------------------
Gas Pipelines
     705,700   Kinder Morgan, Inc. (cost $30,345,100)                     [ZW]
38,813,500
                                                                    [ZW]
----------------

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
                                                                   [ZW]
-----------------------------------------------------------------------------------------
Bonds  0.1%
-------------------------------------------------------------------------------------
Electrical Power
$     5,000   Texas Utilities Electric Co.,
               9.75%, 5/1/21 (cost $5,000,000)                     $      [ZW]
5,276,900
                                                                   [ZW]
----------------
              Total long-term investments (cost $3,044,827,411)       [ZW]
4,355,729,085
                                                                   [ZW]
----------------
SHORT-TERM INVESTMENTS  10.3%
-------------------------------------------------------------------------------------
Commercial Paper  7.8%
              El Paso Natural Gas Co.(c)
      1,042   6.75%, 12/1/00                                              [ZW]
1,042,000
     29,505   6.72%, 12/7/00                                             [ZW]
29,471,954
      4,575   6.80%, 12/19/00                                             [ZW]
4,559,445
     13,830   Peco Energy Co.(c)
               7.05%, 12/1/00                                            [ZW]
13,830,000
     20,000   Aon Corp.(c)
               6.63%, 12/1/00                                            [ZW]
20,000,000
     47,195   Edison Asset Securitization, LLC(c)
               6.57%, 12/1/00                                            [ZW]
47,195,000
      3,697   Societe Generale(c)
               6.59%, 12/1/00                                             [ZW]
3,697,677
     17,000   Public Service Electric & Gas(c)
               6.84%, 12/6/00                                            [ZW]
17,006,460
              Tennessee Gas Pipeline(c)
     29,680   6.72%, 12/6/00                                             [ZW]
29,652,299
     15,500   6.78%, 12/13/00                                            [ZW]
15,464,970
     34,000   Infinity Broadcasting(c)
               6.77%, 12/7/00                                            [ZW]
33,961,637
     38,256   Variable Funding Capital Corp.(c)
               6.52%, 12/8/00                                            [ZW]
38,207,500
              Sears Roebuck Acceptance Corp.(c)
     15,000   6.90%, 12/13/00                                            [ZW]
14,965,500
     10,000   6.75%, 12/18/00                                             [ZW]
9,968,125
      5,000   6.83%, 12/19/00                                             [ZW]
4,982,925
     10,000   6.80%, 12/20/00                                             [ZW]
9,964,111

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
                                                                   [ZW]
$    13,000   Viacom, Inc.(c)
               6.83%, 12/15/00                                     $     [ZW]
12,965,471
     10,000   Falcon Asset Securitization Corp.(c)
               6.51%, 12/19/00                                            [ZW]
9,967,450
     10,000   Philips Petroleum(c)
               6.79%, 12/19/00                                            [ZW]
9,966,050
     20,990   Bombardier Capital, Inc.(c)
               6.80%, 12/21/00                                           [ZW]
20,910,704
                                                                   [ZW]
----------------
              Total commercial paper (cost $347,779,278)                [ZW]
347,779,278
                                                                   [ZW]
----------------
-------------------------------------------------------------------------------------
Repurchase Agreement  2.5%
    111,972   Joint Repurchase Agreement Account,
               6.50%, 12/1/00 (cost $111,972,000)                       [ZW]
111,972,000
                                                                   [ZW]
----------------
              Total short-term investments (cost $459,751,278)          [ZW]
459,751,278
                                                                   [ZW]
----------------
              Total Investments  107.8%
               (cost $3,504,578,689)                                  [ZW]
4,815,480,363
              Liabilities in excess of other assets  (7.8)%            [ZW]
(348,168,819)
                                                                   [ZW]
----------------
              Net Assets  100%                                     $  [ZW]
4,467,311,544
                                                                   [ZW]
----------------
                                                                   [ZW]
----------------

------------------------------
(a) Non-income producing.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Corporation).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
                                                                [ZW]
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $3,504,578,689)                      $ 4,815,480,363
Cash                                                                      52,266
Dividends and interest receivable                                      9,096,010
Receivable for securities lending                                      3,615,748
Receivable for investments sold                                        3,236,980
Receivable for Fund shares sold                                        2,171,997
Tax reclaim receivable                                                   551,868
Deferred expenses and other assets                                        75,228
                                                                -----------------
      Total assets                                                 4,834,280,460
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              344,853,986
Payable for investments purchased                                      7,098,951
Payable for Fund shares reacquired                                     6,093,321
Securities lending rebate payable                                      5,365,619
Distribution fee payable                                               1,507,612
Management fee payable                                                 1,483,941
Accrued expenses and other liabilities                                   372,414
Foreign withholding taxes payable                                        193,072
                                                                -----------------
      Total liabilities                                              366,968,916
                                                                -----------------
NET ASSETS                                                       $ 4,467,311,544
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     3,251,762
   Paid-in capital in excess of par                                2,372,791,757
                                                                -----------------
                                                                   2,376,043,519
   Undistributed net investment income                                10,914,502
   Accumulated net realized gain on investments                      769,447,875
   Net unrealized appreciation on investments and foreign
      currencies                                                   1,310,905,648
                                                                -----------------
Net assets, November 30, 2000                                    $ 4,467,311,544
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
---------------------------------------------------------------------------------------
                                                                [ZW]
Class A:
   Net asset value and redemption price per share
      ($3,448,293,352 / 250,892,197 shares of common stock
      issued and outstanding)                                             $13.74
   Maximum sales charge (5% of offering price)                               .72
                                                                -----------------
   Maximum offering price to public                                       $14.46
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($916,870,642 / 66,852,649 shares of common
      stock issued and outstanding)                                       $13.71
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($35,725,280 / 2,604,859 shares of common stock
      issued and outstanding)                                             $13.71
   Sales charge (1% of offering price)                                       .14
                                                                -----------------
   Offering price to public                                               $13.85
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($66,422,270 / 4,826,526 shares of common stock
      issued and outstanding)                                             $13.76
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
                                                                [ZW]
------[ZW]
---------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $1,200,927)    $   125,345,024
   Interest                                                            3,905,805
   Income from securities loaned (net of rebate of
      $18,473,109)                                                     1,822,302
                                                                -----------------
      Total income                                                   131,073,131
                                                                -----------------
Expenses
   Management fee                                                     17,046,776
   Distribution fee--Class A                                           7,527,573
   Distribution fee--Class B                                          11,231,245
   Distribution fee--Class C                                             240,607
   Transfer agent's fees and expenses                                  4,521,000
   Reports to shareholders                                               552,000
   Custodian's fees and expenses                                         354,000
   Registration fees                                                     110,000
   Insurance                                                              62,000
   Directors' fees and expenses                                           45,000
   Legal fees and expenses                                                36,000
   Audit fees                                                             32,000
   Miscellaneous                                                          56,251
                                                                -----------------
      Total expenses                                                  41,814,452
                                                                -----------------
Net investment income                                                 89,258,679
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           858,997,541
   Foreign currency transactions                                        (699,370)
                                                                -----------------
                                                                     858,298,171
                                                                -----------------
Net change in unrealized appreciation on:
   Investments                                                        91,495,457
   Foreign currencies                                                     13,941
                                                                -----------------
                                                                      91,509,398
                                                                -----------------
Net gain on investments and foreign currencies                       949,807,569
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 1,039,066,248
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets

                                                    Eleven Months
                                    Year Ended          Ended           Year [ZW]
Ended
                                   November 30,      November 30,      December [ZW]
31,
                                       2000              1999              1998
                                                                      [ZW]
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
Operations
 Net investment income            $   89,258,679    $   88,135,214    $  [ZW]
101,425,211
 Net realized gain on
   investments and foreign
   currency transactions             858,298,171       401,848,174       [ZW]
392,411,532
 Net change in unrealized
   appreciation/
   depreciation of investments
   and foreign currencies             91,509,398      (349,278,639)     [ZW]
(137,310,063)
                                  --------------    --------------    [ZW]
--------------
 Net increase in net assets
   resulting from operations       1,039,066,248       140,704,749       [ZW]
356,526,680
                                  --------------    --------------    [ZW]
--------------
Dividends and distributions
                  (Note 1):
 Dividends from net investment
   income
   Class A                           (50,699,097)      (64,280,177)      [ZW]
(68,056,406)
   Class B                           (11,701,088)      (25,800,181)      [ZW]
(37,778,258)
   Class C                              (267,238)         (392,291)         [ZW]
(384,643)
   Class Z                              (908,082)       (1,080,264)       [ZW]
(1,307,870)
                                  --------------    --------------    [ZW]
--------------
                                     (63,575,505)      (91,552,913)     [ZW]
(107,527,177)
                                  --------------    --------------    [ZW]
--------------
 Distributions in excess of net
   investment income
   Class A                                    --        [ZW]
(2,268,012)               --
   Class B                                    --          [ZW]
(910,314)               --
   Class C                                    --           [ZW]
(13,841)               --
   Class Z                                    --           [ZW]
(38,115)               --
                                  --------------    --------------    [ZW]
--------------
                                              --        [ZW]
(3,230,282)               --
                                  --------------    --------------    [ZW]
--------------
 Distributions from net realized
   capital gains
   Class A                           (49,791,856)     (257,055,029)     [ZW]
(197,560,744)
   Class B                           (16,839,440)     (144,261,482)     [ZW]
(153,950,412)
   Class C                              (340,945)       (2,290,179)       [ZW]
(1,758,047)
   Class Z                              (835,111)       (3,815,172)       [ZW]
(3,456,422)
                                  --------------    --------------    [ZW]
--------------
                                     (67,807,352)     (407,421,862)     [ZW]
(356,725,625)
                                  --------------    --------------    [ZW]
--------------

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets Cont'd.

                                                    Eleven Months
                                    Year Ended          Ended           Year [ZW]
Ended
                                   November 30,      November 30,      December [ZW]
31,
                                       2000              1999              1998
------------------------------------------------------------------------------------
                                                                      [ZW]
Fund share transactions (net of
 share conversions) (Note 6)
 Net proceeds from shares sold    $  352,931,905    $  338,658,783    $  [ZW]
598,995,199
 Net asset value of shares
   issued in reinvestment of
   dividends and distributions       438,445,591       141,116,049       [ZW]
426,138,453
 Cost of shares reacquired        (1,033,369,198)   (1,120,939,298)     [ZW]
(883,989,695)
                                  --------------    --------------    [ZW]
--------------
 Net increase (decrease) in net
   assets from Fund share
   transactions                     (241,991,702)     (641,164,466)      [ZW]
141,143,957
                                  --------------    --------------    [ZW]
--------------
Total increase (decrease)            665,691,689    (1,002,664,774)       [ZW]
33,417,835
NET ASSETS
Beginning of period                3,801,619,855     4,804,284,629     [ZW]
4,770,866,794
                                  --------------    --------------    [ZW]
--------------
End of period(a)                  $4,467,311,544    $3,801,619,855    [ZW]
$4,804,284,629
                                  --------------    --------------    [ZW]
--------------
                                  --------------    --------------    [ZW]
--------------------------------------------
(a) Includes undistributed net
    investment income of:         $   10,914,502    $           --    $    [ZW]
3,417,699
                                  --------------    --------------    [ZW]
--------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company'), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four separate portfolios, one of which is Prudential Utility Fund (the 'Fund'). The financial statements of the other portfolios are not presented herein. Subsequent to December 31, 1998, the Company changed its fiscal year-end to November 30. The Fund is diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian
                                                                          17

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 P.M., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is
    18

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and
                                                                          19

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment income by $11,392,814, decrease accumulated net realized gain on investments by $86,397,473 and increase paid-in capital by $97,790,287 for realized foreign currency losses and redemptions utilized as distributions for federal income tax purposes during the year ended November 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund through September 17, 2000. Effective September 18, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC was paid by PIFM. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million,
 .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Company compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses
    20

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $588,700 and $139,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $1,319,700 and $18,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS, PSI, and Jennsion are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility.

      The Fund utilized the line of credit during the year ended November 30, 2000. The average daily balance the Fund had outstanding during the year was approximately $2,782,000 at a weighted average interest rate of approximately 6.0738%.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $3,534,800 for the services of PMFS. As of November 30, 2000, approximately $261,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended November 30, 2000, PSI earned approximately $185,100 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000, were $1,478,920,346 and $1,289,674,372, respectively.

      The cost basis of investments for federal income tax purposes at November 30, 2000 was $3,505,263,322 and accordingly net unrealized appreciation for federal income tax purposes was $1,310,217,041 (gross unrealized appreciation-$1,575,277,380; gross unrealized depreciation-$265,060,339).

      As of November 30, 2000, the Fund had securities on loan with an aggregate market value of $322,805,774. The Fund received $344,853,986 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the year ended November 30, 2000, PSI has been compensated approximately $561,200 for these services. As of November 30, 2000, approximately $293,900 of such compensation was due to PSI.

      The Fund will elect, for United States Federal income tax purposes, to treat net currency losses of $34,923 incurred in November 2000 as having been incurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a 12.72% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $111,972,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.
    22

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           [ZW]
Amount
-------------------------------------------------------  ------------    [ZW]
---------------
Year ended November 30, 2000:
Shares sold                                                11,025,716    $   [ZW]
143,872,777
Shares issued in reinvestment of dividends and
  distributions                                            25,690,393        [ZW]
296,464,794
Shares reacquired                                         (54,550,483)      [ZW]
(664,213,171)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding before
  conversion                                              (17,834,374)      [ZW]
(223,875,600)
Shares issued upon conversion from Class B                 47,256,694        [ZW]
597,468,340
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding                29,422,320    $   [ZW]
373,592,740
                                                         ------------    [ZW]
---------------
                                                         ------------    [ZW]
---------------

                                                                          23

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Class A                                                     Shares           [ZW]
Amount
-------------------------------------------------------  ------------    [ZW]
---------------
Eleven months ended November 30, 1999:
Shares sold                                                14,785,271    $   [ZW]
181,083,952
Shares issued in reinvestment of dividends and
  distributions                                             7,855,395         [ZW]
89,975,001
Shares reacquired                                         (44,526,267)      [ZW]
(531,780,531)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding before
  conversion                                              (21,885,601)      [ZW]
(260,721,578)
Shares issued upon conversion from Class B                 16,038,997        [ZW]
193,752,614
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding                (5,846,604)   $   [ZW]
(66,968,964)
                                                         ------------    [ZW]
---------------
                                                         ------------    [ZW]
---------------
Year ended December 31, 1998:
Shares sold                                                19,037,525    $   [ZW]
237,779,818
Shares issued in reinvestment of dividends and
  distributions                                            19,621,888        [ZW]
242,393,959
Shares reacquired                                         (29,837,592)      [ZW]
(374,504,596)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding before
  conversion                                                8,821,821        [ZW]
105,669,181
Shares issued upon conversion from Class B                  9,025,214        [ZW]
109,890,889
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding                17,847,035    $   [ZW]
215,560,070
                                                         ------------    [ZW]
---------------
                                                         ------------    [ZW]
---------------
Class B
-------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                11,138,080    $   [ZW]
138,615,329
Shares issued in reinvestment of dividends and
  distributions                                            11,847,716        [ZW]
134,721,681
Shares reacquired                                         (27,348,020)      [ZW]
(323,820,592)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding before
  conversion                                               (4,362,224)       [ZW]
(50,483,582)
Shares reacquired upon conversion into Class A            (47,325,789)      [ZW]
(597,468,340)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding               (51,688,013)   $  [ZW]
(647,951,922)
                                                         ------------    [ZW]
---------------
                                                         ------------    [ZW]
---------------
Eleven months ended November 30, 1999:
Shares sold                                                10,783,081    $   [ZW]
126,624,035
Shares issued in reinvestment of dividends and
  distributions                                             4,297,088         [ZW]
48,815,688
Shares reacquired                                         (45,653,985)      [ZW]
(543,633,642)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding before
  conversion                                              (30,573,816)      [ZW]
(368,193,919)
Shares reacquired upon conversion into Class A            (16,065,511)      [ZW]
(193,752,614)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding               (46,639,327)   $  [ZW]
(561,946,533)
                                                         ------------    [ZW]
---------------
                                                         ------------    [ZW]
---------------
Year ended December 31, 1998:
Shares sold                                                24,489,734    $   [ZW]
307,013,338
Shares issued in reinvestment of dividends and
  distributions                                            14,344,999        [ZW]
177,016,698
Shares reacquired                                         (37,529,567)      [ZW]
(468,939,125)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding before
  conversion                                                1,305,166         [ZW]
15,090,911
Shares reacquired upon conversion into Class A             (9,136,008)      [ZW]
(109,890,889)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding                (7,830,842)   $   [ZW]
(94,799,978)
                                                         ------------    [ZW]
---------------
                                                         ------------    [ZW]
---------------

    24

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Class C                                                     Shares           [ZW]
Amount
-------------------------------------------------------  ------------    [ZW]
---------------
Year ended November 30, 2000:
Shares sold                                                 1,480,808    $    [ZW]
19,631,252
Shares issued in reinvestment of dividends and
  distributions                                               197,836          [ZW]
2,268,543
Shares reacquired                                            (938,822)       [ZW]
(11,234,723)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding                   739,822    $    [ZW]
10,665,072
                                                         ------------    [ZW]
---------------
                                                         ------------    [ZW]
---------------
Eleven months ended November 30, 1999:
Shares sold                                                 1,061,776    $    [ZW]
12,462,807
Shares issued in reinvestment of dividends and
  distributions                                                [ZW]
62,086            706,720
Shares reacquired                                          (1,506,051)       [ZW]
(17,415,310)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding                  (382,189)   $    [ZW]
(4,245,783)
                                                         ------------    [ZW]
---------------
                                                         ------------    [ZW]
---------------
Year ended December 31, 1998:
Shares sold                                                 1,692,797    $    [ZW]
21,154,562
Shares issued in reinvestment of dividends and
  distributions                                               161,515          [ZW]
1,983,980
Shares reacquired                                            (701,686)        [ZW]
(8,661,428)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding                 1,152,626    $    [ZW]
14,477,114
                                                         ------------    [ZW]
---------------
                                                         ------------    [ZW]
---------------
Class Z
-------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                 3,934,995    $    [ZW]
50,812,547
Shares issued in reinvestment of dividends and
  distributions                                               429,254          [ZW]
4,990,573
Shares reacquired                                          (2,731,750)       [ZW]
(34,100,712)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding                 1,632,499    $    [ZW]
21,702,408
                                                         ------------    [ZW]
---------------
                                                         ------------    [ZW]
---------------
Eleven months ended November 30, 1999:
Shares sold                                                 1,557,947    $    [ZW]
18,487,989
Shares issued in reinvestment of dividends and
  distributions                                               141,150          [ZW]
1,618,640
Shares reacquired                                          (2,370,022)       [ZW]
(28,109,815)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding                  (670,925)   $    [ZW]
(8,003,186)
                                                         ------------    [ZW]
---------------
                                                         ------------    [ZW]
---------------
Year ended December 31, 1998:
Shares sold                                                 2,632,084    $    [ZW]
33,047,481
Shares issued in reinvestment of dividends and
  distributions                                               383,622          [ZW]
4,743,816
Shares reacquired                                          (2,547,360)       [ZW]
(31,884,546)
                                                         ------------    [ZW]
---------------
Net increase/decrease in shares outstanding                   468,346    $     [ZW]
5,906,751
                                                         ------------    [ZW]
---------------
                                                         ------------    [ZW]
---------------

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class A
                                                              [ZW]
--------------------
                                                                      Year
                                                                     Ended
                                                              November 30, [ZW]
2000(b)
----------------------------------------------------------------------------------------
                                                              [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $11.02
                                                                    -------
Income from investment operations
Net investment income                                                   .29
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                   2.85
                                                                    -------
      Total from investment operations                                 3.14
                                                                    -------
Less distributions
Dividends from net investment income                                   (.21)
Distributions in excess of net investment income                         --
Distributions from net realized gains                                  (.21)
                                                                    -------
      Total distributions                                              (.42)
                                                                    -------
Net asset value, end of period                                       $13.74
                                                                    -------
                                                                    -------
TOTAL RETURN(a)                                                       28.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                  $3,348
Average net assets (000,000)                                         $3,011
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(d)                                                           .79%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              .54%
   Net investment income                                               2.30%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                               31%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) The distributor of the Fund has agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class A
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              [ZW]
1996(b)                1995
-------------------------------------------------------------------------------------------------------
                                                            [ZW]
   $ 12.06             $12.33               $10.88               $ [ZW]
9.87               $ 8.27
-------------         -------              -------              [ZW]
-------              -------
       .27                .30                  .34                  [ZW]
 .32                  .30
       .14                .69                 2.53                 [ZW]
1.80                 1.79
-------------         -------              -------              [ZW]
-------              -------
       .41                .99                 2.87                 [ZW]
2.12                 2.09
-------------         -------              -------              [ZW]
-------              -------
      (.27)              (.32)                (.32)                [ZW]
(.32)                (.30)
      (.03)           --                   --                   [ZW]
--                   --
     (1.15)              (.94)               (1.10)                [ZW]
(.79)                (.19)
-------------         -------              -------              [ZW]
-------              -------
     (1.45)             (1.26)               (1.42)               [ZW]
(1.11)                (.49)
-------------         -------              -------              [ZW]
-------              -------
   $ 11.02             $12.06               $12.33               [ZW]
$10.88               $ 9.87
-------------         -------              -------              [ZW]
-------              -------
-------------         -------              -------              [ZW]
-------              -------
      3.64%              7.98%               27.77%               [ZW]
22.09%               25.74%
   $ 2,440             $2,741               $2,583               [ZW]
$2,023               $1,709
   $ 2,691             $2,652               $2,201               [ZW]
$1,786               $1,440
       .78%(c)            .78%                 .82%                 [ZW]
 .86%                 .88%
       .53%(c)            .53%                 .57%                 [ZW]
 .61%                 .63%
      2.45%(c)           2.43%                2.95%                [ZW]
3.10%                3.12%
        19%                17%                  15%                  [ZW]
17%                  14%

    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class B
                                                              [ZW]
--------------------
                                                                      Year
                                                                     Ended
                                                              November 30, [ZW]
2000(b)
----------------------------------------------------------------------------------------
                                                              [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $11.02
                                                                    -------
Income from investment operations
Net investment income                                                   .21
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                   2.83
                                                                    -------
      Total from investment operations                                 3.04
                                                                    -------
Less distributions
Dividends from net investment income                                   (.14)
Distributions in excess of net investment income                         --
Distributions from net realized gains                                  (.21)
                                                                    -------
      Total distributions                                              (.35)
                                                                    -------
Net asset value, end of period                                       $13.71
                                                                    -------
                                                                    -------
TOTAL RETURN(a)                                                       27.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                  $  917
Average net assets (000,000)                                         $1,123
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                             1.54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              .54%
   Net investment income                                               1.63%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class B
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              [ZW]
1996(b)                1995
-------------------------------------------------------------------------------------------------------
                                                            [ZW]
   $ 12.05             $12.32               $10.88               $ [ZW]
9.87               $ 8.26
-------------         -------              -------              [ZW]
-------              -------
       .19                .21                  .25                  [ZW]
 .24                  .22
       .13                .69                 2.53                 [ZW]
1.80                 1.80
-------------         -------              -------              [ZW]
-------              -------
       .32                .90                 2.78                 [ZW]
2.04                 2.02
-------------         -------              -------              [ZW]
-------              -------
      (.19)              (.23)                (.24)                [ZW]
(.24)                (.22)
      (.01)                --                   --                   [ZW]
--                   --
     (1.15)              (.94)               (1.10)                [ZW]
(.79)                (.19)
-------------         -------              -------              [ZW]
-------              -------
     (1.35)             (1.17)               (1.34)               [ZW]
(1.03)                (.41)
-------------         -------              -------              [ZW]
-------              -------
   $ 11.02             $12.05               $12.32               [ZW]
$10.88               $ 9.87
-------------         -------              -------              [ZW]
-------              -------
-------------         -------              -------              [ZW]
-------              -------
      2.98%              7.18%               26.80%               [ZW]
21.16%               24.80%
   $ 1,306             $1,990               $2,132               [ZW]
$2,137               $2,355
   $ 1,691             $2,120               $2,059               [ZW]
$2,184               $2,450
      1.53%(c)           1.53%                1.57%                [ZW]
1.61%                1.63%
       .53%(c)            .53%                 .57%                 [ZW]
 .61%                 .63%
      1.71%(c)           1.67%                2.20%                [ZW]
2.35%                2.37%

    See Notes to Financial Statements                                     29

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class C
                                                              [ZW]
--------------------
                                                                      Year
                                                                     Ended
                                                              November 30, [ZW]
2000(b)
----------------------------------------------------------------------------------------
                                                              [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.02
                                                                    --------
Income from investment operations
Net investment income                                                    .19
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                    2.85
                                                                    --------
      Total from investment operations                                  3.04
                                                                    --------
Less distributions
Dividends from net investment income                                    (.14)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.21)
                                                                    --------
      Total distributions                                               (.35)
                                                                    --------
Net asset value, end of period                                      $  13.71
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        27.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 35,725
Average net assets (000)                                            $ 24,061
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .54%
   Net investment income                                                1.54%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    30                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class C
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              [ZW]
1996(b)                1995
-------------------------------------------------------------------------------------------------------
                                                            [ZW]
   $ 12.05            $  12.32             $  10.88              $ [ZW]
9.87               $ 8.26
-------------         --------             --------             [ZW]
-------              -------
       .19                 .21                  .25                 [ZW]
 .24                  .22
       .13                 .69                 2.53                [ZW]
1.80                 1.80
-------------         --------             --------             [ZW]
-------              -------
       .32                 .90                 2.78                [ZW]
2.04                 2.02
-------------         --------             --------             [ZW]
-------              -------
      (.19)               (.23)                (.24)               [ZW]
(.24)                (.22)
      (.01)                 --                   --                  [ZW]
--                   --
     (1.15)               (.94)               (1.10)               [ZW]
(.79)                (.19)
-------------         --------             --------             [ZW]
-------              -------
     (1.35)              (1.17)               (1.34)              [ZW]
(1.03)                (.41)
-------------         --------             --------             [ZW]
-------              -------
   $ 11.02            $  12.05             $  12.32              [ZW]
$10.88               $ 9.87
-------------         --------             --------             [ZW]
-------              -------
-------------         --------             --------             [ZW]
-------              -------
      2.98%               7.18%               26.80%              [ZW]
21.16%               24.80%
   $20,550            $ 27,072             $ 13,490              [ZW]
$6,001               $3,455
   $$24,448           $ 20,309             $  9,424              [ZW]
$4,517               $2,181
      1.53%(c)            1.53%                1.57%               [ZW]
1.61%                1.63%
       .53%(c)             .53%                 .57%                [ZW]
 .61%                 .63%
      1.71%(c)            1.71%                2.20%               [ZW]
2.35%                2.37%

    See Notes to Financial Statements                                     31

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                                    Class Z
                                                              [ZW]
--------------------
                                                                      Year
                                                                     Ended
                                                              November 30, [ZW]
2000(b)
----------------------------------------------------------------------------------------
                                                              [ZW]
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.02
                                                                    --------
Income from investment operations
Net investment income                                                    .31
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                    2.87
                                                                    --------
      Total from investment operations                                  3.18
                                                                    --------
Less distributions
Dividends from net investment income                                    (.23)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.21)
                                                                    --------
      Total distributions                                               (.44)
                                                                    --------
Net asset value, end of period                                      $  13.76
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        29.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 66,422
Average net assets (000)                                            $ 48,486
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .54%
   Net investment income                                                2.51%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    32                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                  Class Z
----------------------------------------------------------------------------
Eleven Months                                               March 1, 1996(d)
    Ended                                                       Through
November 30,             Year Ended December 31,              December 31,
   1999(b)            1998(b)              1997(b)              1996(b)
----------------------------------------------------------------------------
                                                                               [ZW]
   $ 12.07            $  12.34             $  10.88             $  10.05
-------------         --------             --------             --------
       .30                 .34                  .36                  .29
       .13                 .69                 2.54                 1.67
-------------         --------             --------             --------
       .43                1.03                 2.90                 1.96
-------------         --------             --------             --------
      (.30)               (.36)                (.34)                (.34)
      (.03)                 --                   --                   --
     (1.15)               (.94)               (1.10)                (.79)
-------------         --------             --------             --------
     (1.48)              (1.30)               (1.44)               (1.13)
-------------         --------             --------             --------
   $ 11.02            $  12.07             $  12.34             $  10.88
-------------         --------             --------             --------
-------------         --------             --------             --------
      3.91%               8.24%               28.15%               20.11%
   $35,201            $ 46,642             $ 41,904             $ 34,446
   $42,002            $ 46,093             $ 35,994             $ 34,291
       .53%(c)             .53%                 .57%                 .61%(c)
       .53%(c)             .53%                 .57%                 .61%(c)
      2.70%(c)            2.68%                3.20%                3.35%(c)

    See Notes to Financial Statements                                     33

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--
Prudential Utility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Utility Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001
    34

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Tax Information (Unaudited)

      We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 2000) as to the federal tax status of dividends paid by the Fund during its fiscal year ended November 30, 2000.

      During the fiscal year ended November 30, 2000, the Fund paid dividends of $.42 per Class A share, $.35 per Class B share, $.35 per Class C share and $.44 per Class Z share. Of these amounts, $.21 per Class A, B, C and Z shares represent distributions from long-term capital gains which is taxable at 20% rate gain. The remaining $.21 per Class A share, $.14 per Class B share, $.14 per Class C share and $.23 per Class Z share represent dividends from ordinary income (net investment income and short-term capital gains). The Fund utilized redemptions as distributions in the amount of $0.03, $0.02 and $0.25 of ordinary income, short-term capital gains and long-term capital gains, respectively, for each class of shares. Further, we wish to advise you that 82.94% of the ordinary income dividends paid in the fiscal year ended November 30, 2000, qualified for the corporate dividends received deduction available to corporate taxpayers.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Prudential Utility Fund

    Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
           www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Utility Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

          www.prudential.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Utility Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

           www.prudential.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing.
A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Prudential Utility Fund

Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 11/30/00
                      One Year     Five Years    Ten Years      Since Inception
                                                                   (1/22/90)
With Sales Charge      22.41%        17.27%        14.43%            13.06%
Without Sales Charge   28.85%        18.48%        15.01%            13.59%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Utility Fund
(Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index
(S&P 500 Index) by portraying the initial account values at 11/30/90, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial
$10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of utility stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 11/30/00
                      One Year     Five Years    Ten Years      Since Inception
                                                                   (8/10/81)
With Sales Charge      22.81%        17.50%        14.14%           16.35%
Without Sales Charge   27.81%        17.60%        14.14%           16.35%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Utility Fund (Class B shares) with a similar investment in the S&P 500
Index by portraying the initial account values at 11/30/90, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on November 30, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of utility stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Utility Fund

Class C     Growth of a $10,000 Investment
   (GRAPH)

Average Annual Total Returns as of 11/30/00
                      One Year     Five Years     Ten Years     Since Inception
With Sales Charge      25.53%        17.37%          N/A             15.64%
Without Sales Charge   27.81%        17.60%          N/A             15.82%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Utility Fund
(Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on November 30, 2000; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of utility stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

             www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment
   (GRAPH)

Average Annual Total Returns as of 11/30/00
                      One Year     Five Years     Ten Years     Since Inception
With Sales Charge      29.13%         N/A            N/A             18.45%
Without Sales Charge   29.13%         N/A            N/A             18.45%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Utility Fund
(Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of utility stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
W. Scott McDonald, Jr.
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols     NASDAQ        CUSIP
  Class A        PRUAX       74437K814
  Class B        PRUTX       74437K822
  Class C        PCUFX       74437K830
  Class Z        PRUZX       74437K848

MF105E

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